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                                                                  EXECUTION COPY







                                  $200,000,000

                       THIRD AMENDED AND RESTATED SECURED
                         REVOLVING/TERM CREDIT AGREEMENT

                            Dated as of July 28, 1998

                                      among

                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                                   as Borrower

                 THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF

                     BANK ONE, TEXAS, NATIONAL ASSOCIATION,
                         U.S. BANK NATIONAL ASSOCIATION,
                             and NATIONSBANK, N.A.,
                                  as Co-Agents

                                       and

                              THE BANK OF NEW YORK,
                          as Agent and Collateral Agent

                    ========================================

                                   Arranged by
                            BNY Capital Markets, Inc.


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                                TABLE OF CONTENTS

                                                                            Page



                                    ARTICLE 1

                                 CREDIT FACILITY

Section 1.01         Commitment to Lend...................................... 7

Section 1.02         Manner of Borrowing..................................... 8

Section 1.03         Interest................................................ 9

Section 1.04         Repayment...............................................12

Section 1.05         Prepayments.............................................12

Section 1.06         Limitation on Types of Loans............................14

Section 1.07         Change in Commitments...................................14

Section 1.08         Fees....................................................15

Section 1.09         Computation of Interest and Fees........................15

Section 1.10         Evidence of Indebtedness................................16

Section 1.11         Payments by the Borrower................................16

Section 1.12         Distribution of Payments by the Agent...................17

Section 1.13         Taxes...................................................17

Section 1.14         Pro Rata Treatment......................................19


                                    ARTICLE 2

                       CONDITIONS TO EFFECTIVENESS; LOANS

Section 2.01         Conditions to Effectiveness of this Agreement...........19

Section 2.02         Conditions to Each Loan.................................22


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                                    ARTICLE 3

                     CERTAIN REPRESENTATIONS AND WARRANTIES

Section 3.01         Security Interest.......................................23

Section 3.02         Questionnaire...........................................23


                                    ARTICLE 4

                                CERTAIN COVENANTS

Section 4.01         Use of Proceeds.........................................23

Section 4.02         Further Documents.......................................24


                                    ARTICLE 5

                                   INFORMATION

Section 5.01         Serviced Mortgage Loan Report, Borrowing Base
                     Certificate and Appraisal...............................24

Section 5.02         Agent to Distribute.....................................25


                                    ARTICLE 6

                                     DEFAULT

Section 6.01         Events of Default.......................................25

Section 6.02         Remedies Upon Event of Default..........................28


                                    ARTICLE 7

                      ADDITIONAL CREDIT FACILITY PROVISIONS

Section 7.01         Mandatory Suspension and Conversion of LIBOR
                     Rate Loans..............................................29

Section 7.02         Regulatory Changes......................................30

Section 7.03         Capital Requirements....................................30

Section 7.04         Funding Losses..........................................31

Section 7.05         Certain Determinations..................................31



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Section 7.06         Change of Lending Office................................31

Section 7.07         Removal of a Bank.......................................32


                                    ARTICLE 8

                                    THE AGENT

Section 8.01         Appointment and Powers..................................32

Section 8.02         Limitation on Agent's Liability.........................32

Section 8.03         Defaults................................................33

Section 8.04         Rights as a Bank........................................33

Section 8.05         Indemnification.........................................33

Section 8.06         Non-Reliance on Agent and Other Banks...................34

Section 8.07         Execution of Security Agreement by Agent................34

Section 8.08         Resignation and Removal of the Agent....................34


                                    ARTICLE 9

                                  MISCELLANEOUS

Section 9.01         Notices and Deliveries..................................35

Section 9.02         Expenses; Indemnification...............................37

Section 9.03         Amounts Payable Due Upon Request for Payment............38

Section 9.04         Remedies of the Essence.................................39

Section 9.05         Rights Cumulative.......................................39

Section 9.06         Disclosures.............................................39

Section 9.07         Amendments; Waivers.....................................39

Section 9.08         Set-Off; Suspension of Payment and Performance..........40

Section 9.09         Sharing of Recoveries...................................40

Section 9.10         Assignments and Participations..........................41



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Section 9.11         GOVERNING LAW...........................................42

Section 9.12         Judicial Proceedings; Waiver of Jury Trial..............42

Section 9.13         LIMITATION OF LIABILITY.................................43

Section 9.14         Severability of Provisions..............................43

Section 9.15         Counterparts............................................43

Section 9.16         Survival of Obligations.................................43

Section 9.17         Entire Agreement........................................43

Section 9.18         Successors and Assigns..................................44

Section 9.19         Registered Notes........................................44

Section 9.20         No Novation.............................................44


                                   ARTICLE 10

                                   DEFINITIONS

Section 10.01        Defined Terms...........................................44

Section 10.02        Other Interpretive Provisions...........................54

Section 10.03        Accounting Matters......................................55

Section 10.04        Representations and Warranties..........................55

Section 10.05        Captions................................................55

Section 10.06        Interpretation of Related Documents.....................55



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ANNEX A                 BANKS, LENDING OFFICES AND NOTICE ADDRESSES
Schedule 1.02           NOTICE OF BORROWING
Schedule 1.03(c)(iv)    NOTICE OF CONVERSION OR CONTINUATION
Schedule 1.05(a)        NOTICE OF PREPAYMENT
Schedule 1.13(d)        NON-US BANK CERTIFICATE
Schedule 2.01(a)(i)     CERTIFICATE AS TO RESOLUTIONS, ETC.
   ANNEX A              RESOLUTIONS OF BOARD OF DIRECTORS
   ANNEX B              BY-LAWS
Schedule 2.01(a)(iv)    OPINION OF COUNSEL FOR BORROWER
Schedule 2.01(a)(v)     OPINION OF COUNSEL FOR AGENT
Schedule 2.01(a)(vi)    CERTIFICATE OF NEGOTIATING OFFICER
Schedule 2.02(b)-1      HFI BORROWING BASE
Schedule 2.02(b)-2      HFS BORROWING BASE
Schedule 2.02(b)-3      RECEIVABLES BORROWING BASE
Schedule 3.03           SCHEDULE OF REQUIRED CONSENTS AND GOVERNMENTAL APPROVALS
Schedule 3.05           SCHEDULE OF MATERIAL LITIGATION
Schedule 3.08           SCHEDULE OF ADDITIONAL MATERIAL ADVERSE FACTS
Schedule 4.07           SCHEDULE OF EXISTING GUARANTIES
Schedule 5.01(a)(i)     SERVICED MORTGAGE LOAN REPORT FOR THE MONTH ENDED
Schedule 9.10(a)        NOTICE OF ASSIGNMENT
Schedule 10.01(a)       FORM OF RECEIVABLES PAYMENT AGREEMENT

EXHIBIT A               NOTE
EXHIBIT B               COMMITMENT INCREASE SUPPLEMENT

EXHIBIT C               TERMS OF COMMITMENT INCREASE ASSIGNMENTS


       THIRD AMENDED AND RESTATED SECURED REVOLVING/TERM CREDIT AGREEMENT

                            Dated as of July 28, 1998


           This THIRD AMENDED AND RESTATED SECURED REVOLVING/TERM CREDIT AGREEMENT, dated as of July 28, 1998, among Resource Bancshares Mortgage Group, Inc., a Delaware corporation, as Borrower, the Banks listed on the signature pages hereof, Bank One, Texas, National Association, U.S. Bank National Association, and NationsBank, N.A., as Co-Agents, and The Bank of New York, as Agent and Collateral Agent.



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           WHEREAS, the Borrower, the Banks listed on the signature pages thereof, Bank One, Texas, National Association, U.S. Bank National Association, and NationsBank, N.A., as Co-Agents and The Bank of New York, as Agent and Collateral Agent thereunder are parties to the Second Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 31, 1996 (the "Existing Revolving/Term Credit Agreement"); and

           WHEREAS, the parties hereto wish to amend and restate the Existing Revolving/Term Credit Agreement;

           NOW, THEREFORE, the Borrower, the Banks listed on the signature pages hereof, The Bank of New York, as Agent and Collateral Agent and Bank One, Texas, National Association, U.S. Bank National Association, and NationsBank, N.A., as Co-Agents, agree that the Existing Revolving/Term Credit Agreement is hereby amended and restated in its entirety as follows (with certain terms used herein being defined in Article 10 and Annex B):


                                    ARTICLE I

                                 CREDIT FACILITY

           Section 1.01 Commitment to Lend. (a) HFI Loans. Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Effective Date through the Termination Date, one or more HFI Loans to the Borrower, in an aggregate unpaid principal amount, for all such HFI Loans including the HFI Loans then to be made, not exceeding at any time the lesser of (i) such Bank's HFI Commitment at such time and (ii) together with the aggregate unpaid principal amount of the HFI Loans of the other Banks, the HFI Borrowing Base. The aggregate amount of the HFI Commitments on the Effective Date is $80,000,000.

           (b) HFS Loans. Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Effective Date through the Termination Date, one or more HFS Loans to the Borrower, in an aggregate unpaid principal amount, for all such HFS Loans including the HFS Loans then to be made, not exceeding at any time the lesser of
(i) such Bank's HFS Commitment at such time and (ii) together with the aggregate unpaid principal amount of the HFS Loans of the other Banks, the HFS Borrowing Base. The aggregate amount of the HFS Commitments on the Effective Date is $70,000,000.

           (c) Receivables Loans. Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Effective Date through the Termination Date, one or more Receivables Loans to the Borrower, in an aggregate unpaid principal amount, for all such Receivables Loans including the Receivables Loans then to be made, not exceeding at any time the lesser of (i) such Bank's Receivables Commitment at such time and (ii) together with the aggregate unpaid principal amount of the Receivables Loans of the other Banks, the Receivables Borrowing Base. The aggregate amount of the Receivables Commitments on the Effective Date is $50,000,000.



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           (d) Type of Loans. Subject to Section 1.06 and the other terms and conditions of this Agreement, the Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate, Federal Funds Rate or LIBOR Rate Loans of any permitted Type, or any combination thereof.

           Section 1.02 Manner of Borrowing. (a) The Borrower shall give the Agent notice (which shall be irrevocable) no later than 12:00 noon (New York time) on, in the case of Base Rate and Federal Funds Rate Loans, the Business Day of, and, in the case of LIBOR Rate Loans, the third LIBOR Business Day before, the requested date for the making of such Loans. Each such notice shall be in the form of Schedule 1.02 and shall specify (i) the requested date for the making of the requested Loans, which shall be, in the case of Base Rate and Federal Funds Rate Loans, a Business Day and, in the case of LIBOR Rate Loans, a LIBOR Business Day, (ii) the Kind or Kinds and Type or Types of Loans requested and (iii) the amount of each such Loan, the aggregate of which amounts for each Kind and Type of Loan requested by the Borrower shall be not less than the lesser of $500,000 and the maximum amount of that Kind of Loan that can then be borrowed by the Borrower hereunder. Upon receipt of any such notice, the Agent shall promptly notify each Bank of the contents thereof and of the amount, Kind and Type of each Loan to be made by such Bank on the requested date specified therein.

           (b) Not later than 1:00 p.m. (New York time) on each requested date for the making of Loans, each Bank shall, if it has received the notice from the Agent contemplated by Section 1.02(a) in a timely fashion, make available to the Agent, in Dollars in funds immediately available to the Agent at the Agent's Office, the Loans to be made by such Bank on such date. Any Bank's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

           (c) Unless the Agent shall have received notice from a Bank prior to 1:00 p.m. (New York time) on the requested date, if such Bank has received the notice from the Agent contemplated by Section 1.02(a) in a timely fashion, for the making of any Loans that such Bank will not make available to the Agent the Loans requested to be made by such Bank on such date, the Agent may assume that such Bank has made such Loans available to the Agent on such date in accordance with Section 1.02(b) and the Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Agent the Loans requested to be made by such Bank on such date and the Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Agent such corresponding amount together with interest thereon, at the Federal Funds Rate, for each day from the date such amount shall have been so made available by the Agent to the Borrower until the date such amount shall have been repaid to the Agent. If such Bank does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall promptly notify the Borrower, and the Borrower shall immediately repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates provided in
Section 1.03(a).



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           (d) All Loans made available to the Agent in accordance with Section
1.02(b) shall be disbursed by the Agent not later than 2:00 p.m. (New York time) on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account maintained in the Borrower's name at the Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Agent.

           Section 1.03 Interest. (a) (i) Rates. Each Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to:

           (A) so long as it is an HFI Loan that is (1) a LIBOR Loan, the applicable Adjusted LIBOR Rate, subject to Section 1.03(a)(ii), plus 1.750% or
(2) a Base Rate Loan, (aa) to the extent that it is Balance Funded, 1.750%, and
(bb) to the extent that it is not Balance Funded, the Base Rate as then in effect plus 0.625%;

           (B) so long as it is an HFS Loan that is (1) a LIBOR Loan, the applicable Adjusted LIBOR Rate, subject to Section 1.03(a)(ii), plus 1.250% or
(2) a Federal Funds Rate Loan, (aa) to the extent that it is Balance Funded, 1.375%, and (bb) to the extent that it is not Balance Funded, the Federal Funds Rate as then in effect plus 1.375%; and

           (C) so long as it is a Receivables Loan that is (1) a LIBOR Loan, the applicable Adjusted LIBOR Rate, subject to Section 1.03(a)(ii), plus 1.000% or
(2) a Federal Funds Rate Loan, (aa) to the extent that it is Balance Funded, 1.125%, and (bb) to the extent that it is not Balance Funded, the Federal Funds Rate as then in effect plus 1.125%;

provided that so long as the Borrower's long term unsecured senior debt shall be rated either (a) BBB- or better by Standard & Poor's Ratings Group or (b) Baa3 or better by Moody's Investors Service, Inc., each Loan shall bear interest on the outstanding principal amount thereof at the rate otherwise applicable pursuant to this Section 1.03(a) less 0.25%.

                      (ii) Balance Funded Rate. Each Bank may offer to the Borrower to have all or a portion of such Bank's LIBOR Rate Loans bear interest at the Balance Funded Rate in lieu of the interest rate set forth in Section 1.03(a)(i)(A)(1), 1.03(a)(i)(B)(1) or 1.03(a)(i)(C)(1) above, as the case may
be. Subject to the provisions of Section 7.01(a)(iii), such offer shall be continuously effective from the time made until withdrawn by such Bank upon at least five Business Days' prior written notice to the Borrower. The Borrower may elect, by written notice to a Bank that has an offer outstanding pursuant to the preceding sentence given no later than three Business Days before the end of each calendar month, to have a portion (the "Balance-Funded Amount") of the principal amount of the outstanding LIBOR Rate Loans of such Bank during the next succeeding calendar month bear interest at the Balance Funded Rate, and in such event the Borrower shall be deemed to have indicated its intent to maintain or have maintained with such Bank (or with a financial institution designated by such Bank and acceptable to the Borrower) during such month Allocated Qualifying Balances in an amount not less than the Balance Funded Amount. The Bank and such Borrower will reach a separate agreement as to the amount, if any, of costs of the type referred to in Section 7.04 that shall be payable by the Borrower to such Bank. In the event that the Borrower elects to have all or a portion of any Bank's LIBOR Rate



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Loans bear interest at the Balance Funded Rate, such Bank and the Borrower shall reallocate and settle any differences between the interest invoiced by the Agent for such month and the interest due at the Balance Funded Rate. If the Qualifying Balances maintained by the Borrower with such Bank (or with a financial institution designated as set forth above) during such month are less than the Balance-Funded Amount, a deficiency fee (a "Balance Deficiency Fee") shall be payable to such Bank by the Borrower. The Balance Deficiency Fee for any month shall be calculated by multiplying the amount by which the Balance-Funded Amount for such month exceeds the average Qualifying Balances for such month (the "Balance Deficiency"), to the extent such Balance Deficiency is applicable to HFI Loans, by the Base Rate plus 0.625%, to the extent such Balance Deficiency is applicable to HFS Loans, by the Federal Funds Rate plus 1.375% and, to the extent such Balance Deficiency is applicable to Receivable Loans, by the Federal Funds Rate plus 1.125%, and for this purpose, a Balance Deficiency shall be deemed applicable, first, to Receivable Loans, second, to HFS Loans and third, to HFI Loans. The Borrower shall pay any Balance Deficiency Fee to such Bank within five Business Days after notice has been delivered by the Bank. Each LIBOR Rate Loan that bears interest at a reduced rate pursuant to this Section 1.03(a)(ii) shall continue to be classified as a LIBOR Rate Loan for all purposes of this Agreement and the Notes except this Section 1.03(a)(ii) and Section 7.04. Qualifying Balances used for purposes of determining whether Base Rate or Federal Funds Rate Loans are Balance Funded Base Rate or Federal Funds Rate Loans pursuant to Section 1.03(a)(i) shall not be considered Qualifying Balances for purposes of this Section 1.03(a)(ii) and Qualifying Balances used for purposes of this Section 1.03(a)(ii) shall not be considered Qualifying Balances of the Borrower for purposes of any other Section.

                      (iii) Post-Default Rate. If all or any part of a Loan or any other amount due and payable under the Loan Documents is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), such unpaid amount shall, to the maximum extent permitted by Applicable Law, bear interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the applicable Post-Default Rate.

           (b) Payment. Interest shall be payable by the Borrower (i) in the case of Base Rate and Federal Funds Rate Loans, on the second Business Day after receipt of the billing statement referred to in Section 1.03(d), (ii) in the case of LIBOR Rate Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than one month, at intervals of one month after the first day of such Interest Period) and (iii) in the case of any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted. Any interest accruing at the Post-Default Rate shall be payable by the Borrower on demand.

           (c) Determination of LIBOR Rate. The Agent, upon determining the Adjusted LIBOR Rate for each Interest Period, shall promptly notify the Borrower and the Banks thereof by telephone (confirmed in writing) or in writing, and such determination by the Agent shall be conclusive and binding absent manifest error.



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           (d) Interest Billing Statement. The Agent shall deliver to the
Borrower and each Bank an interest billing statement on or before the third Business Day of each month, which interest billing statement shall set forth the interest accrued with respect to Base Rate or Federal Funds Rate Loans from and including the first day of the preceding month through the last day of such month computed on the assumption that, during such month, none of such Bank's Base Rate or Federal Funds Rate Loans bore interest at the Balance Funded Rate and none of such Bank's LIBOR Rate Loans bore interest pursuant to Section 1.03(a)(ii) at the Balance Funded Rate; provided that any failure or delay in delivering such interest billing statement or any inaccuracy therein shall not affect the Borrower's obligation to pay interest in accordance with the terms of this Agreement. In the event that all or any portion of a Bank's Loans bore interest during any month at interest rates different from those assumed in the Agent's billing statement for that month, such Bank and the Borrower shall reallocate and settle any difference between the interest invoiced by the Agent for such month and the actual interest due for such month and the Borrower shall notify the Agent thereof.

           (e) Conversion and Continuation. (i) All or any part of the principal amount of Loans of any Type of any Kind may, on any Business Day, be converted into any other Type or Types of the same Kind of Loans, except that (A) LIBOR Rate Loans may be converted only on the last day of an applicable Interest Period and (B) Base Rate or Federal Funds Rate Loans may be converted into LIBOR Rate Loans only on a LIBOR Business Day. Notwithstanding any other provisions in this Agreement a Loan of any Kind cannot be converted into a Loan or Loans of a different Kind.

                      (ii) Base Rate and Federal Funds Rate Loans shall continue as Base Rate or Federal Funds Rate Loans, as the case may be, unless and until such Loans are converted into Loans of another Type. LIBOR Rate Loans of any Type shall continue as Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into Base Rate Loans or Federal Funds Rate Loans, as the case may be, unless the Borrower shall have given the Agent notice in accordance with Section 1.03(e)(iv) requesting either that such Loans continue as Loans of such Type for another Interest Period or that such Loans be converted into Loans of another Type at the end of such Interest Period.

                      (iii) Notwithstanding anything to the contrary contained in Section 1.03(e)(i) or (ii), during a Default the Agent may notify the Borrower that Loans may only be converted into or continued as Loans of certain specified Types and, thereafter, until no Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

                      (iv) The Borrower shall give the Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of LIBOR Rate Loans no later than 2:00 p.m. (New York time) on, in the case of a conversion into Base Rate or Federal Funds Rate Loans, the Business Day, and, in the case of a conversion into or continuation of LIBOR Rate Loans, the third LIBOR Business Day, before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.03(e)(iv) and shall specify (A) the requested date of such conversion or continuation, (B) the amount, Kind and Type and, in



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the case of LIBOR Rate Loans, the last day of the applicable Interest Period of the Loans to be converted or continued and (C) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. Upon receipt of any such notice, the Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount, Kind and Type and, in the case of LIBOR Rate Loans, the last day of the applicable Interest Period of each Loan to be converted or continued by such Bank and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

           (f) Maximum Interest Rate. Nothing contained in the Loan Documents shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans.

           Section 1.04 Repayment. (a) (i) The HFS Loans and the Receivables Loans outstanding at 5:00 p.m. (New York time) on the Termination Date shall mature and become due and payable, and shall be repaid by the Borrower, at such time, and (ii) subject to Section 1.04(b), the HFI Loans outstanding at 5:00 p.m. (New York time) on the Termination Date shall mature and become due and payable, and shall be repaid by the Borrower, in sixteen (16) consecutive quarterly installments, payable on Installment Payment Dates commencing with October 20, 1999. Each such installment shall be in an amount equal to 6.25% of the HFI Loans outstanding at 5:00 p.m. (New York time) on the Termination Date, except that, in any event, the final installment shall be in an amount equal to the amount of the HFI Loans then outstanding.

           (b) If at 5:00 p.m. (New York time) on the Termination Date (i) any Loan Document Representation and Warranty shall not be true and correct in all material respects at and as of such time, (ii) a Default or a Borrowing Base Deficiency with respect to the HFI Loans shall have occurred and be continuing or (iii) any Bank shall not have received such materials as it may have requested pursuant to Section 1(f) of Annex E hereto, the HFI Loans outstanding at such time shall mature and become due and payable, and shall be repaid by the Borrower in full at such time.

           (c) Amounts repaid pursuant to Section 1.04(a) shall be applied first to repay Base Rate Loans, second to repay Federal Funds Rate Loans and then to repay LIBOR Rate Loans in the order that the Interest Periods for such Loans end with Loans with Interest Periods having the earliest maturities being paid first.

           Section 1.05 Prepayments. (a) Optional Prepayments. The Borrower may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty (but subject to Section 7.04), except that any partial prepayment shall be in an aggregate principal amount of any Kind of Loan of at least $1,000,000 or any integral multiple of



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

$1,000,000 in excess thereof. The Borrower shall give the Agent notice of each prepayment pursuant to this Section 1.05(a) no later than 12:00 noon (New York time) on, in the case of a prepayment of Base Rate or Federal Funds Rate Loans, the Business Day, and, in the case of a prepayment of LIBOR Rate Loans, the third LIBOR Business Day, before the date of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.05(a) and shall specify (i) the date such prepayment is to be made and (ii) the amount, Kind and Type and, in the case of LIBOR Rate Loans, the last day of the applicable Interest Period of the Loans to be prepaid. Upon receipt of any such notice, the Agent shall promptly notify each Bank of the contents thereof and the amount, Kind and Type and, in the case of LIBOR Rate Loans, the last day of the applicable Interest Period of each Loan of such Bank to be prepaid. Amounts to be prepaid pursuant to this Section 1.05(a) shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.03(b).

           (b) Borrowing Base Mandatory Prepayments. If at any time a Borrowing Base Deficiency exists for any reason, including but not limited to the sale of any HFI Borrowing Base Servicing Rights, HFS Borrowing Base Servicing Rights or Borrowing Base Receivables, as the case may be, included in any then current Borrowing Base, the Borrower shall, upon demand by the Agent on any Business Day, on that day, prepay the Loans with respect to which such Borrowing Base Deficiency exists in an amount not less than the amount of the Borrowing Base Deficiency. The Borrower shall give the Agent notice of any Borrowing Base Deficiency no later than 1:00 p.m. (New York time) on the date thereof.

           (c) Servicing Rights Disposition Mandatory Prepayments. In the event of any sale of any Servicing Rights that constitute Collateral by virtue of clause (a)(i) or (ii) of the definition of Servicing Rights Collateral and that are HFI Borrowing Base Servicing Rights or HFS Borrowing Base Servicing Rights, the Borrower shall, if the Loan to Value Percentage, after such sale, would be more than fifty percent (50%), within one Business Day of the receipt by the Borrower of the Net Cash Proceeds, if any, of such disposition (i) prepay the Loans in an amount equal to one hundred percent (100%) of such Net Cash Proceeds or (ii) add as Collateral such Net Cash Proceeds, but only for a period of six months from the date of such sale, at the end of which period, unless such Net Cash Proceeds have been used for the acquisition of Servicing Rights, Loans in the amount of such Net Cash Proceeds shall be repaid. Net Cash Proceeds to be held as Collateral shall be credited to such account (with such account to be interest bearing at rates acceptable to the Collateral Agent and to the extent consistent with Applicable Law) as the Collateral Agent shall specify, which account will be subject to the sole dominion and control of the Collateral Agent.

           The Borrower shall give the Agent notice of each required prepayment pursuant to this Section 1.05(c) no later than 1:00 p.m. (New York time) on the date thereof.

           (d) Application to Types of Loans. Amounts prepaid pursuant to
Section 1.05(b) and (c) shall be applied first to prepay Base Rate Loans, second to prepay Federal Funds Rate Loans, and then to prepay LIBOR Rate Loans in the order that the Interest Periods for such Loans end with Loans with Interest Periods having the earliest maturities being paid first.

Amounts to be prepaid pursuant to Section 1.05(b) and (c) shall be paid on the day or within the time period specified therefor, whether or not such payment would require a prepayment of LIBOR Rate Loans prior to the last day of an applicable Interest Period or would result in losses, costs or expenses compensable under Section 7.04 and, for purposes of Section 1.11(c) and Section 6.01(a), shall be deemed to be "due" on the day specified for such payment or on the last day of the period within which such payment is required to be made.

           (e) Application to Installments. All prepayments of HFI Loans made (or deemed to have been made pursuant to Section 1.03(f) hereof) subsequent to the Termination Date shall be applied, if such prepayments were made pursuant to
Section 1.05(a), to such installments of the HFI Loans as the Borrower may specify and, if such prepayments were made pursuant to Section 1.05(b) or (c), to installments of the HFI Loans in the inverse order of their maturity.

           (f) Reborrowing. Amounts of HFI Loans prepaid subsequent to the Termination Date may not be reborrowed.

           Section 1.06 Limitation on Types of Loans. Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue Loans in a manner such that (a) the aggregate principal amount of LIBOR Rate Loans of the same Kind and Type and having the same Interest Period shall at all times be not less than $1,000,000, (b) there shall not be, at any one time, more than four Interest Periods in effect with respect to LIBOR Rate Loans of all Types of any Kind of Loan, (c) no scheduled payment of LIBOR Rate Loans will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans in the amounts and (subject to Section 1.11(d)) on the dates specified in Section 1.04 and (d) only HFI Loans may be Base Rate Loans and only HFS Loans and Receivables Loans may be Federal Funds Rate Loans.

           Section 1.07 Change in Commitments. (a) Reduction of Commitments. The Borrower may reduce the Commitments by giving the Agent notice (which shall be irrevocable) thereof no later than 10:00 a.m. (New York time) on a Business Day which is not less than 30 days before the requested date of such reduction, except that, (i) partial reduction of the Commitments shall be in an aggregate amount not less than $1,000,000 or any integral multiple of $1,000,000 in excess thereof and (ii) no reduction may reduce the Commitments to an amount less than the aggregate amount of the applicable Kind of Loans outstanding. Upon receipt of any such notice, the Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank's Commitment is to be reduced.

           (b) Increase in HFI Commitments and HFS Commitments. At any time and from time to time after the Effective Date, the aggregate amount of the HFI Commitments or the HFS Commitments, or both, at the option of the Borrower, may be increased either by new banks (each, a "New Commitment Bank") establishing HFI Commitments or HFS Commitments, or both, at the option of the Borrower, or by one or more then existing Banks increasing their HFI Commitments or HFS Commitments, as the case may be (each such increase by either means, a "Commitment Increase", and each such new bank or existing Bank increasing its HFI Commitment or HFS Commitment, as the case may be, an "Additional Commitment Bank"). No

Commitment Increase shall become effective unless and until (i) the Borrower, the Agent and the Additional Commitment Bank shall have executed and delivered an agreement substantially in the form of Exhibit B (a "Commitment Increase Supplement") with respect to such Commitment Increase, which agreement the Agent may decline to execute and deliver if it does not wish to consent to such Commitment Increase, and (ii) if, after giving effect thereto, the aggregate amount of the HFI Commitments would exceed $150,000,000 or the aggregate amount of the HFS Commitments would exceed $100,000,000, such Commitment Increase shall have been consented to by each of the other Banks. Promptly after the effective date of any such Commitment Increase Supplement, the Agent shall determine and notify the Additional Commitment Bank and each other Bank of the amounts of HFI Loans and HSF Loans, as the case may be, the Additional Commitment Bank must purchase and the other Banks must sell (with the purchase prices of such sales to be determined in accordance with Exhibit C hereto) so that, after giving effect to such purchases and sales, the amounts of HFI Loans and HSF Loans, as the case may be, of each Type of each Bank (including the Additional Commitment
Bank) shall be proportional to its HFI Commitment or HSF Commitment, as the case may be. Upon payment of such purchase price, each other Bank shall be deemed to have sold to such Additional Commitment Bank, and such Additional Commitment Bank shall be deemed to have purchased from each other Bank, on the terms set forth in Exhibit C hereto, such amount of such other Bank's HFI Loans and HSF Loans, as the case may be. Upon the effectiveness of any Commitment Increase, the Borrower shall issue a Note to each Additional Commitment Bank that is not a Bank.

           Section 1.08 Fees. (a) Commitment Fees. The Borrower shall pay to the Agent for the account of each Bank a commitment fee (i) on the daily unused amount of such Bank's HFI Commitment for each day from the Effective Date through the Termination Date at a rate per annum of 0.225%, and (ii) on the daily unused amount of such Bank's HFS Commitment and Receivables Commitment for each day from the Effective Date through the Termination Date at a rate per annum of 0.20%, in each case payable in arrears, on the first Business Day of each calendar quarter, on the Termination Date and on the date of any reduction of any such Commitment; provided that so long as the Borrower's long term unsecured debt shall be rated either (a) BBB- or better by Standard & Poor's Ratings Group or (b) Baa3 or better by Moody's Investor Service, Inc., such commitment fee shall be 0.175% with respect to HFI and Receivables Commitments and 0.15% with respect to HFS Commitments.

           (b) Fees Non-Refundable. Subject to Section 1.03(f), if applicable, none of the fees payable under this Section 1.08 shall be refundable in whole or in part under any circumstances.

           Section 1.09 Computation of Interest and Fees. Interest, other than at the Maximum Permissible Rate, and the commitment fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof. Interest at the Maximum Permissible Rate shall be computed on the basis of a year of 365 or 366 days, as the case may be.

           Section 1.10 Evidence of Indebtedness. Each Bank's Loans and the Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and a single Note payable to the order of such Bank which, subject to
Section 9.19, may be a Registered Note. The records of each Bank shall be prima facie evidence of such Bank's Loans and accrued interest thereon and of all payments made in respect thereof.

           Section 1.11 Payments by the Borrower. (a) Time, Place and Manner. All payments due to the Agent under the Loan Documents shall be made to the Agent at the Agent's Office or to such other Person or at such other address as the Agent may designate by notice to the Borrower and as shall be reasonably acceptable to the Borrower. All payments due to any Bank under the Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Agent at the Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address, within the United States of America, as such Bank may designate by notice to the Borrower and as shall be reasonably acceptable to the Borrower. All payments due to any Bank under the Loan Documents, whether made to the Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of LIBOR Rate Loans, such Bank's LIBOR Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. All payments due to the Collateral Agent under the Loan Documents shall be made to the Collateral Agent at the Collateral Agent's Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person at such place, no later than 1:00 p.m. (New York time) on such day.

           (b) No Reductions. All payments due to the Agent, the Collateral Agent or any Bank under the Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

           (c) Authorization to Charge Accounts. The Borrower hereby authorizes the Agent, the Collateral Agent and each Bank, if and to the extent any amount payable by the Borrower under the Loan Documents (whether payable to such Person or to any other Person that is the Agent, the Collateral Agent or a Bank) is not otherwise paid when due, to charge such amount against any or all of the accounts of the Borrower with such Person or any of its Affiliates (whether maintained at a branch or office located within or without the United States), with the Borrower remaining liable for any deficiency.

           (d) Extension of Payment Dates. Whenever any payment to the Agent, the Collateral Agent or any Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, or, in the case of payments of the principal of LIBOR Rate Loans, a LIBOR Business Day, such payment shall instead be due on the next succeeding Business or LIBOR Business Day, as the case may be, unless, in the case of a payment of the principal of LIBOR Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding LIBOR Business Day. If the date any payment under the Loan Documents is due is extended (whether by operation of any Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

           Section 1.12 Distribution of Payments by the Agent. (a) The Agent shall promptly distribute to each Bank its ratable share of each payment received by the Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Agent's Office or by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States. Each such distribution of any such payment shall be made on (i) the same day as such payment is received by the Agent, if such payment is received by the Agent by 1:00 p.m. (New York time) on any day, and (ii) the first Business Day after such payment is received by the Agent, if such payment is received by the Agent after 1:00 p.m. (New York time) on any day. If any such distribution of any such payment is not made by the Agent on the scheduled date, the Agent shall, on demand, pay interest thereon, for each day until paid, at the Federal Funds Rate.

           (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks under the Loan Documents that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent and the Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Agent the amount so distributed together with interest thereon, at the Federal Funds Rate, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent.

           Section 1.13 Taxes. (a) Taxes Payable by the Borrower. If under Applicable Law, any Tax is required to be withheld or deducted by the Borrower from, or is otherwise payable by the Borrower in connection with, any payment to the Agent or any Bank under the Loan Documents, the Borrower (i) shall (A) if so required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (B) indemnify the Agent and such Bank in accordance with the provisions of Section 9.02(a) against its failure so to do and (ii) shall, subject to Section 1.13(d)(ii), pay to the Agent or such Bank, as applicable, such additional amounts as may be necessary so that the net amount received by the Agent or such Bank with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted by the Borrower, is equal to the full amount payable under the Loan Documents. If any Tax is withheld or deducted by the Borrower from, or is otherwise payable by the Borrower in connection with, any payment payable to the Agent or any Bank under the Loan Documents, the Borrower shall, promptly after the date of such payment, furnish to the Agent or such Bank, as applicable, the original or a certified copy of a receipt for such Tax from the applicable taxing authority. If any payment due to the Agent or any Bank under the Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable by the Borrower to any taxing authority, the Borrower shall, within 30 days after any request from the Agent or such Bank, as applicable, furnish to the Agent or such Bank a certificate from such taxing authority, or an opinion of counsel acceptable to the Agent or such Bank, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by the Borrower in connection with, such payment.

           (b) Taxes Payable by the Agent or any Bank. The Borrower shall, promptly upon request by the Agent or any Bank for the payment thereof, but subject to Section 1.13(d)(ii), pay to the Agent or such Bank, as the case may be, (i) all Taxes (other than Bank Taxes) payable by the Agent or such Bank, as the case may be, with respect to any payment due to the Agent or such Bank under the Loan Documents and (ii) all Taxes (including Bank Taxes) payable by the Agent or such Bank as a result of payments made by the Borrower (whether made to a taxing authority or to the Agent or such Bank) pursuant to this Section 1.13(b).

           (c) Credits and Deductions. If the Agent or any Bank is, in its sole opinion, able to apply for any credit, deduction or other reduction in Bank Taxes by reason of any payment made by the Borrower under Section 1.13 (a) or
(b), the Agent or such Bank, as the case may be, shall use reasonable efforts to obtain such credit, deduction or other reduction and, upon receipt thereof, will pay to the Borrower such amount, not exceeding the increased amount paid by the Borrower, as is equal to the net after-tax value to the Agent or such Bank, in its sole opinion, of such part of such credit, deduction or other reduction as it considers to be allocable to such payment by the Borrower, having regard to all of the Agent's or such Bank's dealings giving rise to similar credits, deductions or other reductions in relation to the same tax period and to the cost of obtaining the same; provided, however, that (i) the Agent or such Bank, as the case may be, shall not be obligated to disclose to the Borrower any information regarding its tax affairs or computations and (ii) nothing in this
Section 1.13(c) shall interfere with the right of the Agent or such Bank to arrange its tax affairs as it deems appropriate.

           (d) Exemption from U.S. Withholding and Backup Withholding Taxes. (i) There shall be submitted to the Borrower and the Agent, (A) on or before the first date that interest or fees are payable to such Bank under the Loan Documents, (1) if at the time the same are applicable, (aa) by each Bank that is not a United States Person, two duly completed and signed copies of Internal Revenue Service Form 1001 or 4224, in either case entitling such Bank to a complete exemption from withholding of any United States federal income taxes on all amounts to be received by such Bank under the Loan Documents, or (bb) by each Bank that is a Non-US Bank, (x) a duly completed Internal Revenue Service Form W-8 and (y) a certification in the form of Schedule 1.13(d) that such Bank is a Non-US Bank or (2) if at the time any of the foregoing are inapplicable, duly completed and signed copies of such form, if any, as entitles such Bank to exemption from withholding of United States federal income taxes to the maximum extent to which such Bank is then entitled under Applicable Law, and (B) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such form, if any, as entitles such Bank to exemption from withholding of United States federal income taxes to the maximum extent to which such Bank is then entitled under Applicable Law. Each Bank shall promptly notify the Borrower and the Agent if (aa) it is required to withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or (bb) payments to it are or will be subject to withholding of United States federal income taxes to a greater extent than the extent to which payments to it were previously subject. Upon the request of the Borrower or the Agent, each Bank that is a United States Person shall from time to time submit to the Borrower and the Agent a certificate to the effect that it is such a United States Person and a duly completed Internal Revenue Service Form W-9.

                      (ii) Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of withholding of United States federal income taxes pursuant to this
Section 1.13 to any Bank (A) except to the extent such Taxes are required to be withheld as a result of (1) in the case of a Person that is a Bank on the Effective Date, a Regulatory Change Enacted after the Effective Date and (2) in the case of a Person that becomes a Bank after the Effective Date, a Regulatory Change Enacted after such Person becomes a Bank, or (B) to the extent such withholding is required because such Bank has failed (1) to submit any form or certificate that it is entitled to so submit under Applicable Law or, (2) in the case of a Bank that is a Non-US Bank, to cause its Notes to be issued as Registered Notes or (C) in the case of a Person that becomes a Bank after the Effective Date, except to the extent such additional amount would have been payable had such Person not become a Bank.

           Section 1.14 Pro Rata Treatment. Notwithstanding anything to the contrary contained herein and except to the extent otherwise provided herein,
(a) Loans of each Kind and Type to be made on any day shall be made by the Banks pro rata in accordance with their respective Commitments, (b) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of LIBOR Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the Commitments shall be made pro rata in accordance with the respective amounts thereof and (d) each payment, including repayment and prepayment, of the principal of or interest on the Loans or of fees shall be made for the account of the Banks pro rata in accordance with the respective amounts thereof then due and payable.


                                    ARTICLE 2

                       CONDITIONS TO EFFECTIVENESS; LOANS

           Section 2.01 Conditions to Effectiveness of this Agreement. The amendment and restatement of the Existing Mortgage Revolving/Term Credit Agreement contemplated by this Agreement, and the obligation of each Bank to make its initial Loan under this Agreement, is subject to the determination of each Bank, in its sole and absolute discretion, that each of the following conditions has been fulfilled:

           (a) the Agent shall have received each of the following, in form and substance and, in the case of the materials referred to in clauses (i), (ii),
(iii), (vi) and (vii), certified in a manner satisfactory to the Agent:

                      (i) a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the requested date for the making of such Loan, substantially in the form of Schedule 2.01(a)(i), to which shall be attached copies of the resolutions and by-laws referred to in such certificate;

                      (ii) a copy of the certificate or articles of incorporation of the Borrower, certified, as of a recent date, by the Secretary of State or other appropriate official of the Borrower's jurisdiction of incorporation;

                      (iii) a good standing certificate with respect to the Borrower, issued as of a recent date by the Secretary of State or other appropriate official of the Borrower's jurisdiction of incorporation;

                      (iv) an opinion of counsel for the Borrower, dated the requested date for the making of such Loan, in the form of Schedule 2.01(a)(iv), with such changes as the Agent shall approve;

                      (v) an opinion of counsel for the Agent, dated the requested date for the making of such Loan, in the form of Schedule 2.01(a)(v), with such changes as the Agent shall approve;

                      (vi) a certificate in the form of Schedule 2.01(a)(vi), with such changes as the Agent shall approve;

                      (vii) a copy of each Governmental Approval and other consent or approval listed on Schedule Annex C-3;

                      (viii) a certificate of the vice chairman or chief financial officer of the Borrower, dated the requested date for the making of such Loan, setting forth the manner and degree of detail in which the Borrower will make the calculations required by paragraph 3 of Schedule Annex E-1(c);

                      (ix) a duly executed Note for each Bank;

                      (x) either (A) such duly executed UCC-1 financing statements, or UCC-3 amendments to financing statements, and other documents as the Agent may request, the filing or recordation of which is necessary or appropriate in the Agent's determination to create or perfect a security interest in the Collateral under Applicable Law, or (B) evidence of the filing or recordation of the same in such offices as the Agent shall have specified;

                      (xi) such instruments and other documents as the Agent may request, the possession of which is necessary or appropriate in the Agent's determination to create or perfect a security interest in the Collateral under Applicable Law;

                      (xii) an appraisal, in a form and substance and as of a date satisfactory to the Agent, of the HFI Borrowing Base Servicing Rights, the HFS Borrowing Base Servicing Rights and the Hedge Contracts, prepared by an appraiser or appraisers satisfactory to the Agent;

                      (xiii) five duly executed, undated copies of the FNMA Power of Attorney; and

                      (xiv) such additional materials as any Bank may have requested pursuant to Section 1(f) of Annex E;

           (b) all fees payable on or prior to the requested date of such Loan pursuant to Section 1.08, and all amounts payable pursuant to Section 9.02 for which invoices have been delivered to the Borrower on or prior to such date, shall have been paid in full or arrangements satisfactory to the Agent shall have been made to cause them to be paid in full concurrently with the disbursement of the proceeds of the Loan to be made on such date;

           (c) all acts and conditions (including the obtaining of any necessary Governmental Approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all Applicable Law or if any of such have not been done, performed or happened, such has been expressly disclosed to the Agent and waived by all of the Banks in writing;

           (d) the Borrower shall have made arrangements satisfactory to the Agent such that, upon the effectiveness of this Agreement, the Borrower shall have borrowed and repaid the Loans in amounts such that the Loans (and the Types thereof) shall be pro rata in accordance with Section 1.14; and

           (e) all amounts (other than, in the case of any Bank under the Existing Revolving/Term Credit Agreement that shall continue to be a Bank immediately after the Effective Date) owing pursuant to the Existing Revolving/Term Credit Agreement to the Agent, Co-Agents, Collateral Agent or any Bank (as such term is defined in the Existing Revolving/Term Credit Agreement) shall have been paid in full or arrangements satisfactory to the Agent shall have been made to cause them to be paid in full concurrently with the disbursement of the proceeds of the Loans to be made on such date.

           Upon the satisfaction of each of the conditions set forth in this
Article 2, each Bank that is a "Bank" as defined in the Existing Revolving/Term Credit Agreement shall return to the

Borrower the promissory notes issued to such Bank under the Existing Revolving/Term Credit Agreement. Each note so required to be returned to the Borrower shall be stamped "superseded" and such return shall not constitute a novation.

           Section 2.02 Conditions to Each Loan. The obligation of each Bank to make each Loan requested to be made by it, including its initial Loan, is subject to the determination of such Bank, in its sole and absolute discretion, that each of the following conditions has been fulfilled:

           (a) the Agent shall have received a notice of borrowing with respect to such Loan complying with the requirements of Section 1.02;

           (b) the Agent shall have received a Borrowing Base Certificate or Certificates applicable to the Kind or Kinds of Loans requested to be made, dated the date of the requested date for the making of such Loan or Loans;

           (c) if such Loan is an HFS Loan (i) the Agent shall have received copies of each Approved Purchase and Sale Agreement and (ii) the Agent and the Co-Agents shall have approved each Approved Purchase and Sale Agreement, Servicing Rights under which constitute Eligible Servicing Rights;

           (d) if such Loan is a Receivables Loan (i) the Agent shall have received copies of each Designated Purchase and Sale Agreement and of each Purchase Obligor agreement contemplated by clause (d)(i) of the definition of Eligible Receivables not previously delivered to it, and of each Confirmation of Sale of Servicing Rights thereunder not previously delivered to it and (ii) the Required Banks shall have approved each Designated Purchase and Sale Agreement, Receivables under which constitute Eligible Receivables;

           (e) each Loan Document Representation and Warranty shall be true and correct at and as of the time such Loan is to be made, both with and without giving effect to such Loan and all other Loans to be made at such time and to the application of the proceeds thereof;

           (f) no Default shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan and all other Loans to be made at such time or from the application of the proceeds thereof;

           (g) such Loan will not contravene any Applicable Law applicable to such Bank; and

           (h) following the funding of the requested Loan and of all other Loans then requested to be made, the aggregate principal amount of Loans outstanding hereunder shall not:

                      (i) exceed the limitations set forth in Section 1.01 and no Borrowing Base Deficiency would exist; and

                      (ii) if such Loan is an HFI Loan, exceed an amount equal to the lesser of:

                               (A) 1.2% of the principal amount of the Mortgage
                     Loans subject to HFI Borrowing Base Servicing Rights; and

                               (B) 66-2/3% of the sum of (1) in the case of HFI
                     Servicing Rights being acquired with the proceeds of such Loan, the lesser of (x) the acquisition price of such HFI Servicing Rights and (y) the principal amount of the Mortgage Loans subject to such HFI Servicing Rights multiplied by the applicable Fair Market Percentage and (2) in the case of all other HFI Servicing Rights, the principal amount of the Mortgage Loans subject to such HFI Servicing Rights multiplied by the then current applicable Fair Market Percentage.

           The Borrower shall be deemed to have made a representation and warranty as of the time of the making of the requested Loans that the conditions specified in clauses (e), (f) and (g) above have been fulfilled as of such time.

           The Agent shall, upon request of any Bank, provide such Bank with any material the Agent shall have received pursuant to this Section 2.02.


                                    ARTICLE 3

                     CERTAIN REPRESENTATIONS AND WARRANTIES

           In order to induce each Bank, the Agent and the Collateral Agent to enter into this Agreement and to make each Loan requested to be made by it, the Borrower makes the representations and warranties contained in Annex C and hereby further represents and warrants as follows:

           Section 3.01 Security Interest. The Security Interest constitutes and will constitute a perfected security interest in the Collateral and the Collateral is not and will not be subject to any other Liens except as permitted by Section 6 of Annex D.

           Section 3.02 Questionnaire. As of the Effective Date, and except as otherwise specified in writing to the Agent prior to the Effective Date, the Questionnaire is complete and correct in all respects.


                                    ARTICLE 4

                                CERTAIN COVENANTS

           From the Effective Date and until the Repayment Date, the Borrower agrees to comply with the covenants contained in Annex D and hereby further agrees:

           Section 4.01 Use of Proceeds. (a) HFI Loans. The proceeds of all HFI Loans shall be used by the Borrower solely for financing the Borrower's acquisition or carrying of HFI

Servicing Rights and to refinance the Indebtedness of the Borrower under the Existing Revolving/Term Credit Agreement.

           (b) HFS Loans. The proceeds of all HFS Loans shall be used by the Borrower solely for financing the Borrower's acquisition or carrying of Servicing Rights constituting HFS Borrowing Base Servicing Rights and to refinance the Indebtedness of the Borrower under the Existing Revolving/Term Credit Agreement.

           (c) Receivables Loans. The proceeds of all Receivables Loans shall be used by the Borrower for financing the Borrower's acquisition or carrying of Servicing Rights to be sold pursuant to Designated Purchase and Sale Agreements and to refinance the Indebtedness of the Borrower under the Existing Revolving/Term Credit Agreement.

           Notwithstanding the foregoing, none of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or, knowingly, to extend credit to others for the purpose of purchasing or carrying any margin stock.

           Section 4.02 Further Documents. Execute and deliver or cause to be executed and delivered to the Agent or the Collateral Agent on behalf of the Banks from time to time such confirmatory or supplementary security agreements, financing statements, reaffirmations and consents and such other documents, instruments or agreements as the Agent may reasonably request, which are in the Agent's reasonable judgment necessary or desirable to obtain for the Agent on behalf of the Banks the benefit of the Loan Documents and the Collateral.


                                    ARTICLE 5

                                   INFORMATION

           From the Effective Date and until the Repayment Date, the Borrower shall furnish to the Agent the Information required by Annex E and in addition shall furnish to the Agent:

           Section 5.01 Serviced Mortgage Loan Report, Borrowing Base Certificate and Appraisal. (a) Reports. As soon as available and in any event no later than 15 Business Days after the end of each month (with respect to the reports referred to in clauses (i) and (ii) below), 30 days after the end of each calendar quarter (with respect to the reports referred to in clauses (iii) and (iv) below) and at such other times as the Agent or the Required Banks may reasonably request:

                      (i) a Serviced Mortgage Loan Report, in the form and containing the information required by Schedule 5.01(a)(i), prepared by the Borrower, dated as of the last day of each month and, if the Agent or the Required Banks shall have reasonably requested, as of such other reasonably requested date;

                      (ii) a Borrowing Base Certificate, together with a report on the Borrower's Servicing Portfolio from the Person preparing the appraisal referred to in Section 5.01(a)(iii) or such other Person as shall be reasonably acceptable to the Agent;

                      (iii) a Servicing Rights Appraisal Report in form and substance satisfactory to the Agent of the (x) Eligible Servicing Rights and (y) Servicing Rights, prepared by a third-party appraiser satisfactory to the Agent; and

                      (iv) a Hedge Contract Appraisal Report, in form and substance acceptable to the Agent, of the value of Hedge Contracts.

           (b) Notice of Defaults, Material Adverse Changes and Other Matters. Prompt notice of:

                      (i) any Default, and

                      (ii) the failure of any Collateral included in any Borrowing Base (as calculated in the most recently delivered Borrowing Base Certificate) to comply at any time with the applicable criteria of eligibility.

           Section 5.02 Agent to Distribute. The Agent shall promptly distribute to each of the Banks copies of the materials delivered to it by the Borrower pursuant to Annex E or Section 5.01. In addition, with the delivery of the materials delivered in accordance with Section 1(d) of Annex E, the Agent shall deliver to each Bank the most recent Borrowing Base Certificate received by it on such date.


                                    ARTICLE 6

                                     DEFAULT

           Section 6.01 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower or any Subsidiary, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

           (a) Payments. Any payment of principal of or interest on any of the Loans or the Notes or of fees shall not be made when and as due (whether at maturity, by reason of notice of repayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes;

           (b) Representations and Warranties. Any Loan Document Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

           (c) Performance or Observance. (i) The Borrower shall default in the performance or observance of:

                                 (A) any term, covenant, condition or agreement contained in Section 4.01 or Section 5.01(b)(i) or in the following Sections of Annex D: Section 1(a) (insofar as such Section requires the preservation of the corporate existence of the Borrower), Sections 1(e), 3 or 4 (but only if the Indebtedness incurred in violation of Section 4 exceeds, in the aggregate for any measuring period, $250,000), Section 5 (but only if the Liabilities Guaranteed in violation of Section 5 exceed, in the aggregate for any measuring period, $250,000), Section 6 (but only if the Liabilities secured by Liens incurred in violation of Section 6 exceed, in the aggregate for any measuring period, $250,000), Sections 7, 8 or 9 (but only if the Investments made in violation of Section 9 exceed, in the aggregate for any measuring period, $250,000), Section 10 (but only if the assets disposed of in violation of Section 10 exceed, in the aggregate for any measuring period, $250,000), Section 11 (but only if the transactions with Affiliates effected in violation of Section 11, exceed, in the aggregate for any measuring period, $250,000), Sections 14 through 18, and for this purpose, a "measuring period" means, as of any date, the period of 12 consecutive months ending on such date; or

                                 (B) any term, covenant, condition or agreement contained in this Agreement or in Annex D and Annex E (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days; or

                      (ii) the Borrower shall default in the performance or observance of:

                                 (A) any term, covenant, condition or agreement contained in Section 1(b), Section 9(a), Section 10(a) through (e),
           Section 10(j) or Section 10(l) of the Security Agreement; or

                                 (B) any term, covenant, condition or agreement contained in any Loan Document (other than any term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 15 days after notice shall have been given by the Agent to the Borrower requiring that such default be cured;

           (d) Guaranties of Subsidiaries. RBMG shall make any payment under any Guaranty of Indebtedness of either of RBC or AMC and such payment, in the aggregate with any and all other payments by RBMG under any Guaranty of Indebtedness of either of RBC or AMC, exceeds $5,000,000.

           (e) Payment of Other Indebtedness. (i) The Borrower shall fail to pay, in accordance with its terms and when due and payable, any of the principal of or interest on any

Indebtedness having a principal amount of $500,000 or more (other than the Loans), (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be repaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness, or (iii) (A) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such repayment and (B) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period or such shorter period of time as the Agent may specify;

           (f) Other Contracts. A default shall be continuing under any Contract (other than a Contract relating to Indebtedness to which clause (d) of this Section 6.01 is applicable) binding upon the Borrower, except a default that, together with all other such defaults, has not had and does not have a significant possibility of having a Materially Adverse Effect on (i) the Borrower, (ii) any Loan Document or (iii) the Collateral;

           (g) Change in Business, etc. Since December 31, 1997, any change in the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower or any Subsidiary shall have occurred, or any event shall have occurred or failed to occur, that has had or that has a significant possibility of having either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (i) the Borrower, (ii) any Loan Document or (iii) the Collateral.

           (h) Bankruptcy. (i) The Borrower or any Subsidiary shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of Debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its Debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing;

                      (ii) (A) A case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking (1) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of the Borrower or any Subsidiary, and such case or proceeding shall continue undismissed and unstayed for a period of 60 days, or (B) an order granting the relief requested in such case or proceeding against the Borrower or any Subsidiary (including an order for relief under such Federal bankruptcy laws) shall be entered;

           (i) Judgments and Orders. A judgment or order shall be entered against the Borrower or any Subsidiary by any court, and (i) in the case of a judgment or order for the payment of money, either (A) such judgment or order shall continue undischarged and unstayed for a period of 20 days in which the aggregate amount of all such judgments and orders exceeds $200,000 or (B) enforcement proceedings shall have been commenced upon such judgment or order and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, in the reasonable judgment of the Required Banks, together with all other such judgments or orders, have a significant possibility of having a Materially Adverse Effect on the Borrower;

           (j) Termination Events. (i) Any Termination Event shall occur with respect to any Benefit Plan of the Borrower, any Subsidiary or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) the Borrower, any Subsidiary or any of their respective ERISA Affiliates shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA
Section 4203 or 4205) therefrom, (v) the Borrower, any Subsidiary or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA,
(vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against the Borrower, any Subsidiary or any of their respective ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Required Banks will not subject, the Borrower or any Subsidiary to any Liability that, alone or in the aggregate with all such Liabilities for all such Persons, exceeds $250,000;

           (k) Illegality and Invalidity. The Borrower or any of its Affiliates asserts, or the Borrower or any of its Affiliates or any other Person institutes any proceedings seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable or (ii) the Security Interest is not a valid and perfected first priority security interest in the Collateral subject only to Permitted Liens.

           Section 6.02 Remedies Upon Event of Default. During the continuance of any Event of Default (other than one specified in Section 6.01(g)) and in every such event, the Agent, if so directed by the Required Banks, upon notice to the Borrower, shall do either or both of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents to be, and the

Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable and (b) terminate, in whole or, from time to time, in part, the Commitments. Upon the occurrence of an Event of Default specified in Section 6.01(g), automatically and without any notice to the Borrower, (a) the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents shall be due and payable and (b) the Commitments shall terminate. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.


                                    ARTICLE 7

                      ADDITIONAL CREDIT FACILITY PROVISIONS

           Section 7.01 Mandatory Suspension and Conversion of LIBOR Rate Loans.
(a) A Bank's obligations to make, continue or convert into LIBOR Rate Loans of any Type shall be suspended, all such Bank's outstanding Loans of that Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (iii) below, on the last day such Bank may lawfully continue to maintain Loans of that Type or, in the case of clause (iv) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate or Federal Funds Rate Loans, if:

                               (i) on or prior to the determination of an interest rate for a LIBOR Rate Loan of that Type for any Interest Period, the Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted LIBOR Rate for such Interest Period;

                               (ii) on or prior to the first day of any Interest Period for a LIBOR Rate Loan of that Type, the Required Banks determine that the Adjusted LIBOR Rate as determined by the Agent for such Interest Period would not accurately reflect the cost to such Banks of making, continuing or converting into LIBOR Rate Loans of such Type for such Interest Period;

                               (iii) at any time such Bank determines that any Regulatory Change Enacted after the Effective Date makes it unlawful for such Bank or its applicable Lending Office to make, continue or convert into any LIBOR Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof or to charge interest based on Qualifying Balances; or

                               (iv) such Bank determines that, by reason of any Regulatory Change Enacted after the Effective Date, such Bank or its applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (A) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to LIBOR Rate Loans of that Type is directly or indirectly determined or (B) the category of assets that includes LIBOR Rate Loans of that Type.

           (b) If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a LIBOR Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate or Federal Funds Rate Loan, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate or Federal Funds Rate Loan, such Loan shall be treated as being a LIBOR Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and repayments) except for the calculation of the interest rate borne by such Loan. The Agent shall promptly notify the Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a)(i) above, and each Bank shall promptly notify the Borrower and the Agent of the existence or occurrence of any condition or circumstance specified in Sections 7.01(a)(ii), (iii) and (iv) applicable to such Bank's Loans, but the failure by the Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

           Section 7.02 Regulatory Changes. If in the determination of any Bank
(a) any Regulatory Change Enacted after the Effective Date shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Bank with respect to any Loan or the return to be earned by such Bank on any Loan,
(ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making or maintaining of, or such Bank's Commitment to make, any Loan, (iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of such Bank or any Affiliate of such Bank that such Bank or such Affiliate is required to maintain on account of any Loan or such Bank's Commitment to make any Loan and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrower shall pay to such Bank such additional amounts as such Bank determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank. Each Bank will promptly notify the Borrower of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect such Bank's right to compensation.

           Section 7.03 Capital Requirements. If, in the determination of any Bank, such Bank or any Affiliate of such Bank is required, under Applicable Law, interpretations, directives, requests and guidelines (whether or not having the force of law), to maintain capital on account of any Loan or such Bank's Commitment to make any Loan, then, upon request by such Bank, the Borrower shall from time to time thereafter pay to such Bank such additional amounts as such Bank determines will fully compensate for any reduction in the rate of return on the capital that such Bank or such Affiliate is so required to maintain on account of such Loan or Commitment suffered as a result of such capital requirement. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank.

           Section 7.04 Funding Losses. The Borrower shall pay to each Bank, upon request, such amount or amounts as such Bank determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (a) any payment, repayment or conversion of a LIBOR Rate Loan on a date other than the last day of an Interest Period for such LIBOR Rate Loan or (b) a LIBOR Rate Loan for any reason not being made or converted, or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of (i) the interest that would have been received from the Borrower under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the interbank Dollar market selected by it for a period equal to such Interest Period or its remaining portion.

           Section 7.05 Certain Determinations. In making the determinations contemplated by Sections 7.01, 7.02, 7.03, and 7.04, each Bank may make such estimates, assumptions, allocations and the like that such Bank in good faith determines to be appropriate, and such Bank's selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank shall furnish to the Borrower upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under Sections 7.01, 7.02, 7.03 and 7.04 and the assumptions underlying such computations.

           Section 7.06 Change of Lending Office. If an event occurs with respect to a Lending Office of any Bank that obligates the Borrower to pay any amount under Section 1.13, makes operable the provisions of clause (a)(iii) or
(iv) or clause (b) of Section 7.01, or entitles such Bank to make a claim under
Section 7.02 or 7.03, such Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank's policies. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Agent and the Borrower. Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by any Bank shall not obligate the Borrower to pay any amount to such Bank under
Section 1.13, make operable the provisions of clause (a)(iii) or (iv) or clause
(b) of Section 7.01, or entitle such Bank to make a claim under Section 7.02 or
7.03 if such obligation,
the operability of such clause or such claim results solely from such designation and not from a subsequent Regulatory Change Enacted thereafter.

           Section 7.07 Removal of a Bank. If a Bank makes a determination under
Section 7.01(a)(iii) or (iv) or asserts a claim under Sections 1.13, 7.02 or
7.03 and the Required Banks shall not have made similar determinations or filed similar claims (whether or not in differing amounts) in respect of the same event that was the basis for the determination or claims of such Bank, and so long as no Default exists, the Agent, the Borrower and such Bank agree, if requested by the Borrower, to attempt to locate a Person that will accept the assignment of the Loans, the Commitment, and the other rights and obligations hereunder of such Bank and if such Person is located and is acceptable to the Agent, such Bank agrees to assign its interest in its Loans, Commitment and other rights and obligations hereunder to such Person in accordance with Section 9.10, but only upon payment to it of an amount equal to the unpaid principal amount of its Loans, together with interest thereon and fees accrued to the date of payment and all other amounts then due and payable to it hereunder. If no such Person is found, and so long as no Default exists, the Borrower may elect to cancel the Commitments of such Bank and pay to such Bank all such amounts. If Loans to be so assigned or paid include LIBOR Rate Loans, the assignment or payment thereof shall occur on the last day of the then current Interest Period.


                                    ARTICLE 8

                                    THE AGENT

           Section 8.01 Appointment and Powers. Each Bank hereby irrevocably appoints and authorizes The Bank of New York, and The Bank of New York hereby agrees, to act as the (a) agent for such Bank hereunder with such powers as are delegated to the Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto and (b) the collateral agent and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) for such Bank under the Security Agreement with such powers as are delegated to the Collateral Agent by the terms of the Loan Documents together with such other powers as are reasonably incidental thereto. The Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents. The Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. The Agent shall not, by reason of its serving as the Agent, be a trustee or other fiduciary for any Bank.

           Section 8.02 Limitation on Agent's Liability. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence, willful misconduct or knowing violations of law. The Agent shall not be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document, (c) the value or sufficiency of the Collateral or (d) any failure by the Borrower to perform any of its obligations under the Loan Documents. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by the Loan Documents, the Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks or all Banks as may be so required, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

           Section 8.03 Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of principal of or interest on Loans or fees) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, it shall give prompt notice thereof to the Banks. In the event of any Default, the Agent shall, in addition to taking either or both of the actions referred to in clauses (a) and (b) of the first sentence of
Section 6.02 if so directed by the Required Banks and if such Default constitutes an Event of Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Agent shall have received such directions, in the event of any Default, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

           Section 8.04 Rights as a Bank. The Person acting as the Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. The Person acting as the Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and its Affiliates as if it were not acting as the Agent, and such Person and its Affiliates may accept fees and other consideration from the Borrower and its Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

           Section 8.05 Indemnification. The Banks agree to indemnify the Agent and each Co-Agent (to the extent not reimbursed by the Borrower hereunder), ratably on the basis of their respective Commitments, for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent or such Co-Agent (including the costs and expenses that the Borrower is obligated to pay hereunder) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from gross negligence, willful misconduct or knowing violations of law by the Agent or such Co-Agent.

           Section 8.06 Non-Reliance on Agent and Other Banks. Each Bank agrees that it has made and will continue to make, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Borrower, its own evaluation of the Collateral and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent under the Loan Documents, the Agent shall not have any obligation to provide any Bank with any information concerning the business, status or condition of the Borrower or any Subsidiary, the Loan Documents or the Collateral that may come into the possession of the Agent or any of its Affiliates.

           Section 8.07 Execution of Security Agreement by Agent. Each Bank hereby authorizes the Agent to execute, deliver and perform, in the name of and on behalf of such Bank, the Security Agreement.

           Section 8.08 Resignation and Removal of the Agent. (a) The Agent may at any time give notice of its resignation to the Banks and the Borrower which shall be effective upon the earlier of (i) the date a successor Agent shall have accepted its appointment as Agent, and (ii) the 30th day after the giving of such notice. Upon receipt of any such notice of resignation, the Required Banks may, with the approval of the Borrower, which approval shall not be unreasonably withheld, appoint a successor Agent. If no successor Agent shall have been so appointed and have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the Borrower may appoint a successor Agent which shall be one of the Banks other than the Bank that is the retiring Agent.

           (b) The Required Banks may agree to remove the Agent with or without cause by giving notice to the Agent, provided, however, that such removal shall not become effective until the Required Banks, after consultation with the Borrower, shall have appointed a successor Agent that agrees to assume all of the duties and obligations of the Agent under this Agreement and each of the other Loan Documents and the appointment of such successor Agent does not cause the Borrower to incur any additional expenses under the Loan Documents. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the Banks given notice to the Agent, then the Agent being removed may, on behalf of the Required Banks and after consultation with the Borrower, appoint a successor Agent.

           (c) Upon the acceptance by any Person of its appointment as a successor Agent, (i) such Person shall thereupon succeed to and become vested with all the rights, powers, privileges and future duties and obligations of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its future duties and obligations as Agent under the Loan Documents and
(ii) the retiring or removed Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Agent with respect to the Collateral to the successor Agent. After the resignation or removal of any Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.


                                    ARTICLE 9

                                  MISCELLANEOUS

           Section 9.01 Notices and Deliveries. (a) Notices and Materials Other than Collateral.

                      (i) Manner of Delivery. All notices, communications and materials (including all Information) to be given or delivered pursuant to the Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telex and telecopy transmissions). Notices under Sections 1.02, 1.03(e), 1.05, 1.07 and 6.02 may be by telephone, promptly confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice.

                      (ii) Addresses. Except as otherwise provided in the Security Agreement, all notices, communications and materials to be given or delivered pursuant to the Loan Documents shall be given or delivered at the following respective addresses and telex, telecopier and telephone numbers and to the attention of the following individuals or departments:

                               (A) if to the Borrower, to it at:

                               Resource Bancshares Mortgage Group, Inc.
                               7909 Parklane Road
                               Columbia, South Carolina  29223

                               Telephone No.:  (803) 741-3539
                               Telecopier No.: (803) 741-3586

                               Attention:  Steven F. Herbert
                                           Chief Financial Officer

                               with a copy to:

                               David W. Johnson, Jr.
                               Telephone No.:   (803) 741-3542
                               Telecopier No.:  (803) 741-3586

                               (B) if to the Agent or the Collateral Agent,
                                   to it at:

                               The Bank of New York
                               One Wall Street
                               New York, New York  10286

                               Telephone No.:  (212) 635-6467
                               Telecopier No.: (212) 635-6468

                               Attention: Patricia M. Dominus
                                          Vice President

                               with a copy to:

                               Genoviso Cavinesi
                               Telephone No.:  (212) 635-4694
                               Telecopier No.: (212) 635-6365

                               (C) if to any Bank, to it at the address or telex, telecopier or telephone number and to the attention of the individual or department, set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Agent with respect to such assignment;

or at such other address or telex, telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (x) if the party to which such information pertains is the Borrower, the Agent and each Bank, (y) if the party to which such information pertains is the Agent, the Borrower and each Bank and (z) if the party to which such information pertains is a Bank, the Borrower and the Agent.

                      (iii) Effectiveness. Each notice and communication and any material to be given or delivered pursuant to the Loan Documents shall be deemed so given or delivered (A) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (B) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (C) if sent by telex, when such notice, communication or material is transmitted to the appropriate number determined as above provided in this Section 9.01 and the appropriate answer-back is received, (D) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (E) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Agent to the Borrower under Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer of the Borrower, except that (x) notices of a change of address, telex, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received and (y) notices, communications and materials to be given or delivered to the Agent or any Bank pursuant to Sections 1.02, 1.03(e), 1.05, 1.07 and 1.12(b) and Annex E shall not be deemed given or delivered until received by the officer (or such officer's designated substitute) of the Agent or such Bank to whose attention, at the time in question, notices hereunder are to be given.

                      (iv) Reasonable Notice. Any requirement under Applicable Law of reasonable notice by the Agent or the Banks to the Borrower of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Agent or the Banks of any of their rights thereunder shall be met if notice of such event is given to the Borrower in the manner prescribed above at least 10 days before (A) the date of such event or (B) the date after which such event will occur.

           (b) Collateral. All Collateral shall be delivered in accordance with the provisions of the Security Agreement.

           Section 9.02 Expenses; Indemnification. Whether or not any Loans are made hereunder, the Borrower shall:

           (a) pay or reimburse the Agent and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans;

           (b) pay or reimburse the Agent for all out-of-pocket costs and expenses (including reasonable fees and disbursements of legal counsel, appraisers, accountants and other experts employed or retained by the Agent) incurred by the Agent in connection with, arising out of, or in any way related to (i) the negotiation, preparation, syndication, execution and delivery of (A) the Loan Documents and (B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents, (iii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection or preservation of the Collateral, (B) the protection, preservation, exercise or enforcement of any of the rights of the Agent, the Collateral Agent or the Banks in, under or related to the Collateral or the Loan Documents or (C) the performance of any of the obligations of the Agent, the Collateral Agent or the Banks under or related to the Loan Documents, (iv) protecting or preserving the Collateral or (v) protecting, preserving, exercising or enforcing any of the rights of the Agent, the Collateral Agent or the Banks in, under or related to the Collateral or the Loan Documents, including defending the

Security Interest as a valid, perfected, first priority security interest in the Collateral subject only to Permitted Liens;

           (c) pay or reimburse each Bank for all out-of-pocket costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Person) incurred by such Person in connection with, arising out of, or in any way related to (i) consulting during a Default with respect to (A) the protection, preservation, exercise or enforcement of any of its rights in, under or related to the Collateral or the Loan Documents or (B) the performance of any of its obligations under or related to the Loan Documents or (ii) protecting, preserving, exercising or enforcing during a Default any of its rights in, under or related to the Collateral or the Loan Documents;

           (d) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to any Default by the Borrower in the performance or observance of any term, covenant, condition or agreement contained in the Loan Documents; and

           (e) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all out-of-pocket costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or the Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the Borrower and such Indemnified Person, final and not subject to review on appeal, to be the result of acts or omissions on the part of such Indemnified Person constituting (w) gross negligence, (x) willful misconduct, (y) knowing violations of law or (z) in the case of claims by the Borrower against such Indemnified Person, such Indemnified Person's failure to observe any other standard applicable to it under any of the other provisions of the Loan Documents or, but only to the extent not waivable thereunder, Applicable Law.

           Section 9.03 Amounts Payable Due Upon Request for Payment. All amounts payable by the Borrower under Section 9.02 and under the other provisions of the Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof.

           Section 9.04 Remedies of the Essence. The various rights and remedies of the Agent, the Collateral Agent, the Co-Agents and the Banks under the Loan Documents are of the essence of those agreements, and the Agent, the Collateral Agent, the Co-Agents and the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

           Section 9.05 Rights Cumulative. Each of the rights and remedies of the Agent, the Collateral Agent, the Co-Agents and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

           Section 9.06 Disclosures. The Agent, the Collateral Agent, the Co-Agents and the Banks may disclose to, and exchange and discuss with, any other Person (the Agent, the Collateral Agent, the Co-Agents, the Banks and each such other Person being hereby authorized to do so) any information concerning the Collateral or the Borrower or any Subsidiary (whether received by the Agent, the Collateral Agent, the Co-Agents, the Banks or such other Person in connection with or pursuant to the Loan Documents or otherwise) for the purpose of (a) complying with Applicable Law or any legal proceedings, (b) protecting or preserving the Collateral, (c) protecting, preserving, exercising or enforcing any of their rights in, under or related to the Collateral or the Loan Documents, (d) performing any of their obligations under or related to the Loan Documents or (e) consulting with respect to any of the foregoing matters, provided that, except for disclosures and exchanges contemplated by clause (a), the Person to whom any information that is not public information is disclosed to or exchanged with agrees to treat such information as confidential information.

           Section 9.07 Amendments; Waivers. Any term, covenant, agreement or condition of the Loan Documents may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by (a) the Required Banks and, if the rights and duties of the Agent or the Collateral Agent are affected thereby, by the Agent or the Collateral Agent, as the case may be, and (b) in the case of an amendment, by the Borrower; provided, however, that no amendment or waiver shall be effective, unless in writing and signed by each Bank affected thereby, to the extent it (i) changes the amount of such Bank's Commitment or increases the aggregate amount of the Commitments (except as expressly contemplated by Section 1.07(b)), (ii) reduces the principal of or the rate of interest on such Bank's Loans or Notes or the fees payable to such Bank hereunder, (iii) postpones any date fixed for any payment of principal of or interest on such Bank's Loans or Notes or the fees payable to such Bank hereunder, (iv) except as expressly provided in the Security Agreement, releases any portion of the Collateral from the Security Interest, (v) amends the definitions of the "Collateral", "Eligible Servicing Rights", "Eligible Receivables", "HFI Borrowing Base", "HFS Borrowing Base" or "Required Banks" or the definition of any defined term used in any of the foregoing definitions or (vi) amends Section 1.13, Section 1.14, Article 2,
Article 7, Section 9.02, Section 9.09, Section 9.10(a), this Section 9.07, any other provision of this Agreement requiring the consent or other action of all or a specified percentage of the Banks or Section 3 of the Security Agreement. Unless otherwise specified in such waiver, a waiver of any right under the Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Agent or any Bank under the Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Agent, the Collateral Agent or any Bank under the Loan Documents or Applicable Law.

           Each waiver or amendment given pursuant to this Section 9.07 shall be effective only in the specific instance and for the specific purpose given.

           Section 9.08 Set-Off; Suspension of Payment and Performance. The Agent, the Collateral Agent and each Bank is hereby authorized by the Borrower, at any time and from time to time, without notice, (a) during any Event of Default, to set-off against, and to appropriate and apply to the payment of, the Liabilities of the Borrower under the Loan Documents (whether owing to such Person or to any other Person that is the Agent, the Collateral Agent or a Bank and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by such Person or any of its Affiliates to the Borrower (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during any Default, to suspend the payment and performance of such Liabilities owing by such Person or its Affiliates and, in the case of Liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

           Section 9.09 Sharing of Recoveries. Each Bank agrees that, if, for any reason, including as a result of (a) the exercise of any right of counterclaim, set-off, banker's lien or similar right (including its right under Section 1.11(c)), (b) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Debt owed by it to the Borrower, including a claim deemed secured under Section 506 of the Bankruptcy Code, or
(c) the allocation of payments by the Agent or the Borrower in a manner contrary to the provisions of Section 1.14, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal of or interest on the Loans or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of the Borrower from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 9.09 shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 7.02, 7.04, 9.02 and 9.08 (subject to any condition imposed on a Bank hereunder with respect thereto) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

           Section 9.10 Assignments and Participations. (a) Assignments. (i) The Borrower may not assign any of its rights or obligations under the Loan Documents without the prior written consent of the Agent, the Collateral Agent and each Bank, and no assignment of any such obligation shall release the Borrower therefrom unless the Agent, the Collateral Agent and each Bank shall have consented to such release in a writing specifically referring to the obligation from which the Borrower is to be released.

                      (ii) Each Bank may from time to time assign any or all of its rights and future obligations under the Loan Documents to one or more Persons; provided that, except in the case of the grant of a security interest to a Federal Reserve Bank (which may be made without condition or restriction),
(A) no such assignment shall be effective unless (1) (aa) the assignment is consented to by the Agent and, unless an Event of Default shall have occurred and be continuing, the Borrower (which consent shall not be unreasonably withheld), and (bb) the Agent shall have been paid by the assignee, for its own account, an administrative fee for processing such assignment in the amount of $3,500, and (2) a Notice of Assignment with respect to the assignment, duly executed by the assignor and the assignee, shall have been given to the Borrower and the Agent, (B) no such assignment shall reduce the assignor Bank's aggregate Commitment to (1) if such Bank's original aggregate Commitment is equal to or greater than $10,000,000, less than $10,000,000 and (2) in the case such Bank's original aggregate Commitment is equal to or less than $10,000,000, less than 50% of its original aggregate Commitment, (C) in the case of an assignment of a Registered Note, such Registered Note shall have been surrendered for registration of assignment duly endorsed by (or accompanied by a written instrument of assignment duly executed by) the Registered Holder and such assignment shall have been recorded on the Registers, and (D) any assignment shall include a pro rata portion of the HFS Commitment, the HFI Commitment, the Receivables Commitment, the HFS Loans, the HFI Loans and the Receivables Loans of the assignor, unless otherwise consented to by the Borrower (such consent not to be unreasonably withheld), except that subclauses (A)(1) and (B) of this
Section 9.10(a)(ii) shall not apply to an assignment by an assignor Bank to its Affiliates. Upon any effective assignment, the assignee shall be obligated to perform the obligations so assigned and shall have all of the rights of a Bank; provided, however, that no assignee shall be entitled to any amounts that would otherwise be payable to it with respect to its assignment under Section 1.13 or
7.02 unless (x) such amounts are payable in respect of Regulatory Changes Enacted after the date the applicable assignment agreement was executed or (y) such amounts would have been payable to the Bank that made such assignment if such assignment had not been made. In the event of any effective assignment by a Bank, the Borrower shall, against (except in the case of a partial assignment) receipt of the existing Notes of the assignor Bank, issue new Notes to the assignee Bank and the assignor Bank appropriately reflecting such assignment.

           (b) Participations. Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Loan Documents without the consent of the Borrower, the Agent, the Collateral Agent or any other Bank. In the event of any such grant by a Bank of a participation, such Bank's obligations under the Loan Documents to the other parties thereto shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and the Borrower, the Agent, the Collateral Agent and the other Banks may continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations thereunder. The Bank may not grant to any holder of a participation the right to require such Bank to take or omit to take any action under the Loan Documents, except that a Bank may grant to any such holder the right to require such holder's consent to (i) reduce the principal of or the rate of interest on such Bank's Loans or the fees payable to such Bank hereunder, (ii) postpone any date fixed for any payment of principal of or interest on such Bank's Loans or the fees payable to such Bank hereunder, (iii) permit the Borrower to assign any of its obligations under the Loan Documents to any other Person or (iv) release any Collateral from the Security Interest except as required or contemplated by the Loan Documents. Each holder of a participation in any rights hereunder shall, with respect to such participation, but only to the extent the applicable participation agreement so provides, be entitled to all of the rights of a Bank under Sections 1.13, 7.02, 7.03, 7.05, and 9.02(d) and (e) (subject to any conditions imposed on a Bank hereunder with respect thereto, including delivery of the forms and certificates required under
Section 1.13(d)) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation; provided, however, that no holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its participation under Section 1.13 or 7.02 unless (x) such amounts are payable in respect of Regulatory Changes Enacted that are enacted, adopted or issued after the date the applicable participation agreement was executed or (y) such amounts would have been payable to the Bank that granted such participation if such participation had not been granted.

           Section 9.11 GOVERNING LAW. THE RIGHTS AND DUTIES OF THE BORROWER, THE AGENT, THE CO-AGENTS AND THE BANKS UNDER THIS AGREEMENT AND THE NOTES (INCLUDING MATTERS RELATING TO THE MAXIMUM PERMISSIBLE RATE) SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

           Section 9.12 Judicial Proceedings; Waiver of Jury Trial. Any judicial proceeding brought against the Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and
(b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 9.01(a)(ii), and service so made shall be deemed completed on the fifth Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Agent, the Collateral Agent, any Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Agent, the Collateral Agent, any Bank or any other Indemnified Person to bring proceedings against the Borrower in the courts of any other jurisdiction. Any judicial proceeding by the Borrower against the Agent, the Collateral Agent or any Bank involving any Loan Document Related Claim shall be brought only in a court located in the City and State of New York and each Bank (a) accepts, generally and unconditionally, the jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such court is an inconvenient forum. THE BORROWER, THE AGENT, THE COLLATERAL AGENT, EACH CO-AGENT AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

           Section 9.13 LIMITATION OF LIABILITY. NEITHER THE BORROWER, THE AGENT, THE COLLATERAL AGENT, THE CO-AGENTS, THE BANKS NOR ANY OTHER INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND EACH SUCH PERSON HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE EACH OTHER SUCH PERSON FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY SUCH PERSON IN CONNECTION WITH ANY LOAN DOCUMENT RELATED CLAIM.

           Section 9.14 Severability of Provisions. Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower hereby waives any provision of Applicable Law that renders any provision of the Loan Documents prohibited or unenforceable in any respect.

           Section 9.15 Counterparts. Each Loan Document may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

           Section 9.16 Survival of Obligations. Except as otherwise expressly provided therein, the rights and obligations of the Borrower, the Agent, the Collateral Agent, the Co-Agents, the Banks and the other Indemnified Persons under the Loan Documents shall survive the Repayment Date and the termination of the Security Interest.

           Section 9.17 Entire Agreement. This Agreement, the Notes and the other Loan Documents embody the entire agreement among the Borrower, the Agent and Collateral Agent, the Co-Agents and the Banks relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

           Section 9.18 Successors and Assigns. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           Section 9.19 Registered Notes. A Bank that is a Non-US Bank and that has complied with Section 1.13(d)(i)(A) may have its Notes issued as Registered Notes, and for this purpose the Borrower shall cause to be maintained a Register. Once issued, Registered Notes may not be exchanged for Notes that are not Registered Notes and the ownership of Registered Notes, and of the Loans evidenced thereby, may be transferred only in accordance with the provisions of
Section 9.10(a)(ii)(C).

           Section 9.20 No Novation. The parties hereto hereby specifically agree that no novation, or release of the Security Interest, is intended by the execution and delivery of this Agreement and the other Loan Documents executed and delivered in connection herewith.


                                   ARTICLE 10

                                   DEFINITIONS

           Section 10.01 Defined Terms. For the purposes of this Agreement:

           "Agreement" means this Third Amended and Restated Secured Revolving/Term Credit Agreement, including all schedules, annexes and exhibits hereto.

           "Allocated Qualifying Balances" means, with respect to any Bank, the daily amount of Qualifying Balances held by such Bank on a calendar day (or determined on such other basis as such Bank and the Borrower may agree) allocated to the Loans of such Bank, taking into account any carryforwards of surplus Allocated Qualifying Balances from any previous day or period, and which balances are not included in determining "Allocated Qualifying Balances" under any other credit arrangements between such Bank and the Borrower, as agreed between such Bank and the Borrower. Qualifying Balances allocated to a Loan for purposes of determining whether such Loan is Balance Funded shall not be considered Qualifying Balances for purposes of determining whether any other Loan is Balance Funded.

           "Approved Hedge Contract" means a Hedge Contract entered into between the Borrower and a counterparty acceptable to the Agent.

           "Approved Purchase and Sale Agreement" means, at any time, a Purchase and Sale Agreement with respect to which each of the following statements is true and correct at such time:

           (a) a true and correct copy of such Purchase and Sale Agreement shall have been delivered to the Agent not less than (i) if (A) notice of the identity of the proposed Purchase Obligor and drafts of the proposed Purchase and Sale Agreement have been given to the Banks not less than five Business Days prior to the inclusion of any HFS Borrowing Base Servicing Rights arising under Servicing Contracts designated for sale thereunder in the HFS Borrowing

Base and (B) the execution copy of such Purchase and Sale Agreement does not, in the judgment of the Agent, differ substantially from the drafts thereof previously delivered to the Banks, one Business Day, or (ii) in all other cases, five Business Days, prior to the inclusion of any such HFS Borrowing Base Servicing Rights in the HFS Borrowing Base;

           (b) the terms of such Purchase and Sale Agreement are, and the Purchase Obligor under such Purchase and Sale Agreement is, acceptable to the Agent and Co-Agents;

           (c) the obligation of such Purchase Obligor to purchase Servicing Contracts thereunder is the valid, legally enforceable obligation of such Purchase Obligor with respect thereto and not subject to any present, or contingent, and no facts exist that are the basis for any future, offset or counterclaim or other defense or dispute on the part of such Purchase Obligor, other than any offset or counterclaim or other defense contemplated in such Purchase and Sale Agreement;

           (d) such Purchase Obligor (i) is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, that might have a Materially Adverse Effect on its business or (ii) has not made an assignment for the benefit of creditors or consented to or suffered the appointment of a receiver, trustee, liquidator, custodian or the like for it or for a significant portion of its assets or affairs;

           (e) such Purchase Obligor with respect thereto is not located outside of the United States (excluding for this purpose the Commonwealth of Puerto
Rico);

           (f) the Borrower has observed and complied with all laws of the jurisdiction in which such Purchase Obligor on such Purchase and Sale Agreement is located that, if not observed and complied with, would deny to the Borrower access to the courts of such jurisdiction;

           (g) the Purchase Price of Servicing Contracts under such Purchase and Sale Agreement is for a set amount in Dollars, not subject to reduction or deduction of any kind, including any reduction or deduction for any set-off, recoupment, counterclaim (whether arising in tort, contract or otherwise) or Tax, except for any such arising under the applicable Purchase and Sale Agreement; and

           (h) no covenant, representation or warranty applicable to such Purchase and Sale Agreement under any of the Loan Documents has been breached or is inaccurate in any respect.

           "Average Purchase Price Percentage" means, on any date, the average of the Purchase Price Percentages on that date.

           "Balance Deficiency Fee" shall have the meaning ascribed to that term in Section 1.03(a)(ii).

           "Balance Funded" means as applied to the Base Rate or Federal Funds Rate Loans of a Bank on any day (or for such other period as the Borrower and such Bank may agree), the aggregate principal amount of such Loans not in excess of such Bank's Allocated Qualifying Balances on such day (or for such period).

           "Balance Funded Amount" shall have the meaning ascribed to that term in Section 1.03(a)(ii).

           "Balance Funded Rate" means the rate specified in Section 1.03(a)(i)(A)(2), 1.03(a)(i)(B)(2) or 1.03(a)(i)(C)(2), as the case may be. The
Balance Funded Rate shall be computed on a daily basis unless the Borrower and any Bank agree to compute the Balance Funded Rate applicable to such Bank's Loans on a basis other than a daily basis.

           "Bank" means (a) The Bank of New York and the Co-Agents, in their respective capacities as Banks, and each Person listed on the signature pages hereof following the Co-Agents and (b) any Person that becomes, after the Effective Date, a Bank pursuant to the provisions of Section 1.07(b) or Section 9.10(a), including as a result of the Borrower's election under Section 7.07.

           "Bank Account" means a deposit account designated by the Agent as a deposit account into which a Purchase Obligor is to make payments with respect to Receivables.

           "Base Rate" means, for any day, a rate per annum equal to the higher of (a) the Prime Rate in effect on such day and (b) the sum of the Federal Funds Rate in effect on such day plus 1/2%.

           "Base Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Base Rate.

           "Borrower" means Resource Bancshares Mortgage Group, Inc., a Delaware corporation.

           "Borrowing Base" means the HFI Borrowing Base, the HFS Borrowing Base or the Receivables Borrowing Base, as the context may require.

           "Borrowing Base Certificate" means a HFI Borrowing Base Certificate, a HFS Borrowing Base Certificate and a Receivables Borrowing Base Certificate.

           "Borrowing Base Deficiency" means, at any time, the amount by which the aggregate unpaid principal amount of Loans of any Kind outstanding at such time exceeds the applicable Borrowing Base at such time.

           "Borrowing Base Receivable" means, at any time, an Eligible Receivable with respect to which each of the following statements is true and correct at such time:

           (a) the amount of such Eligible Receivable has been reduced by all Deductions known to the Borrower at such time;

           (b) such Eligible Receivable is subject to the Security Interest and to no other Liens; and

           (c) the Security Interest is perfected as to such Eligible
Receivable.

           "Collateral" has the meaning ascribed to that term in the Security Agreement.

           "Collateral Agent" means The Bank of New York, in its capacity as collateral agent under and as defined in the Security Agreement, and any successor pursuant to Section 7 of the Security Agreement.

           "Collateral Obligation" means a Liability constituting part of the Collateral and includes any such constituting or arising under any Receivable.

           "Commitment" means, as to any Bank, such Bank's HFI Commitment, HFS Commitment or Receivables Commitment, or, as the context may require, all such Commitments of such Bank.

           "Confirmation of Sale" has the meaning ascribed to that term in the definition of "Designated Purchase and Sale Agreement."

           "Deduction" means, at any time, the amount by which a Receivable may, at such time, under the terms of the applicable Designated Purchase and Sale Agreement, be reduced, whether such reduction is by way of deduction, set-off, credit or otherwise and includes all deductions for tax servicing fees, late document fees and transfer fees, but excludes any applicable Holdback.

           "Designated Purchase and Sale Agreement" has the meaning ascribed to that term in the Security Agreement.

           "Eligible Receivable" means, at any time, a Receivable with respect to which each of the following statements is true and correct at such time:

           (a) such Receivable represents the purchase price payable to the Borrower under a Designated Purchase and Sale Agreement;

           (b) a true and correct copy of such Purchase and Sale Agreement shall have been delivered to the Agent not less than (i) if (A) notice of the identity of the proposed Purchase Obligor and drafts of the proposed Purchase and Sale Agreement have been given to the Banks not less than five Business Days prior to the inclusion of such Receivable in the Receivables Borrowing Base and (B) the execution copy of such Purchase and Sale Agreement does not, in the judgment of the Agent, differ substantially from the drafts thereof previously delivered to the Banks, one Business Day, or (ii) in all other cases, five Business Days, prior to the inclusion of such Receivable in the Receivables Borrowing Base;

           (c) the terms of such Purchase and Sale Agreement are, and such Purchase and Sale Agreement is with a Purchase Obligor, acceptable to the Agent and the Co-Agents;

           (d) (i) there shall be in full force and effect an agreement in writing, in the form of Schedule 10.01(a), between the Purchase Obligor with respect to such Receivable, the Borrower and the Agent under which such Purchase Obligor shall agree to pay all amounts payable by it in respect of Receivables that relate to such Purchase and Sale Agreement to such Bank Accounts as the Agent may specify from time to time, without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except for any such arising under the applicable Purchase and Sale Agreement, and (ii) no payment in respect of such Receivable shall have been paid by such Purchase Obligor otherwise than to such a Bank Account without the prior written consent of the Agent;

           (e) such Receivable represents a complete bona fide transaction that requires no further act under any circumstances on the part of the Borrower, other than those contemplated in the applicable Designated Purchase and Sale Agreement, to make such Receivable payable by the Purchase Obligor;

           (f) such Receivable is the valid, legally enforceable obligation of the Purchase Obligor with respect thereto and not subject to any present or contingent, and no facts exist that are the basis for any future, offset or counterclaim or other defense or dispute on the part of such Purchase Obligor, other than any offset or counterclaim or other defense contemplated in the applicable Designated Purchase and Sale Agreement;

           (g) such Receivable is payable in full, excluding any Holdback, not later than 190 days after the initial sale of the Servicing Contract giving rise thereto;

           (h) such Receivable shall not (i) be unpaid more than 15 days from its due date as determined under the applicable Designated Purchase and Sale Agreement or (ii) be payable by a Purchase Obligor more than eighty percent (80%) of whose Receivables have remained unpaid for more than 15 days from their originally scheduled dates of payment;

           (i) such Receivable is not evidenced by chattel paper or an instrument of any kind;

           (j) the Purchase Obligor with respect to such Receivable (i) is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, that might have a Materially Adverse Effect on the business of such account debtor or (ii) has not made an assignment for the benefit of creditors or consented to or suffered the appointment of a receiver, trustee, liquidator, custodian or the like for it or for a significant portion of its assets or affairs;

           (k) the Purchase Obligor with respect to such Receivable is not located outside of the United States (excluding for this purpose the Commonwealth of Puerto Rico);

           (l) the Borrower has observed and complied with all laws of the jurisdiction in which the Purchase Obligor with respect to such Receivable is located that, if not observed and complied with, would deny to the Borrower access to the courts of such jurisdiction;

           (m) such Receivable does not arise out of any sale to a Subsidiary or Affiliate of the Borrower or with a governmental body, entity or agency;

           (n) such Receivable is not subject to any provision prohibiting its assignment or requiring notice of or consent to such assignment;

           (o) such Receivable is payable in freely transferable Dollars; and

           (p) no covenant, representation or warranty applicable to such Receivable under any of the Loan Documents has been breached or is inaccurate in any respect.

           "Eligible Servicing Rights" means, at any time, Servicing Rights with respect to which each of the following statements is true and correct at such time:

           (a) such Servicing Rights arise under a Servicing Contract that is a Servicing Contract under which the servicing obligations are being performed by the Borrower or a sub-agent of the Borrower;

           (b) such Servicing Rights arise under a Servicing Contract that is not a Recourse Servicing Contract;

           (c) (i) in the case of Servicing Rights at any time constituting HFI Borrowing Base Servicing Rights or HFS Borrowing Base Servicing Rights, the Mortgage Loans subject to such Servicing Rights are, if at all, no more than 30 days past due (other than those that are in the process of foreclosure and those the Obligor under which is in bankruptcy) and (ii) the Mortgage Loans that are subject to such Servicing Rights are not in the process of foreclosure nor are the Obligors thereunder in bankruptcy;

           (d) such Servicing Rights arise under a Servicing Contract that (i) is in full force and effect and (ii) is a Servicing Contract under which (A) the Borrower is not in default, (B) there exists no fact or circumstance that would entitle the other party thereto to terminate such Servicing Contract for cause and (C) the obligations of the other party thereto are not subject to any reduction or deduction whatsoever, including a reduction or deduction for setoff, recoupment or counterclaim;

           (e) the grant of the Security Interest by the Borrower in such Servicing Rights in accordance with the terms of the Security Agreement does not violate (i) the terms of the Servicing Contract under which such Servicing Rights arise or (ii) any Applicable Law so as, in either case, to permit the termination of such Servicing Rights or such Servicing Contract;

           (f) any such Servicing Rights which arise under a Servicing Contract that is between the Borrower and FNMA, FHLMC or GNMA are the subject of an appropriate and effective Acknowledgment Agreement; and

           (g) any such Servicing Rights which arise under a Servicing Contract that is between the Borrower and any Person other than FNMA, FHLMC or GNMA (i) are the subject of an appropriate and effective acknowledgment agreement substantially in the same form and to the same effect as an Acknowledgment Agreement referred to in subsection (f) above and (ii) do not constitute more than 10% of all Eligible Servicing Rights.

           "Event of Default" means any of the events specified in Section 6.01.

           "Existing Revolving/Term Credit Agreement" has the meaning ascribed to that term in the preamble to this Agreement.

           "Fair Market Percentage" means on any date the aggregate market value, expressed as a percentage of the unpaid principal balance of all Mortgage Loans subject thereto, of (i) the HFI Servicing Rights as set forth in the most recent appraisal delivered pursuant to Section 5.01(a)(iii) and (ii) the Approved Hedge Contracts as set forth in the most recent appraisal delivered pursuant to Section 5.01(a)(iv) less the unamortized cost of such Approved Hedge Contracts, or, with respect to HFI Servicing Rights acquired during a calendar quarter with proceeds of Loans, but only until the delivery of the next appraisal pursuant to Section 5.01(a)(iii), an appraisal delivered contemporaneously with the acquisition of such HFI Servicing Rights, so long as such appraisal was performed no more than 30 days prior to the date of such acquisition, is in form and substance satisfactory to the Agent and was prepared by an appraiser satisfactory to the Agent; provided that if an appraisal is not delivered as required by Section 5.01(a)(iii) or 5.01(a)(iv), the "Fair Market Percentage" shall mean such market value (expressed as a percentage as aforesaid) as the Agent shall establish until such time as an appraisal is delivered in accordance with Section 5.01(a)(iii) or 5.01(a)(iv). As used herein, if more than one market value is listed on the relevant appraisal, "market value" shall mean the value listed as the "most likely" value on such appraisal or, if no such value is set forth on such appraisal, the midpoint of the range of market values set forth therein.

           "Hedge Contract" means a Contract hedging the Borrower against declines in the value of Servicing Rights under Servicing Contracts, including declines resulting from prepayment of Mortgage Loans serviced thereunder.

           "Hedge Contract Appraisal Report" means a written statement as to the market value of Hedge Contracts.

           "HFI Borrowing Base" means at any time the product of (a) the aggregate unpaid principal balance at such time of the Mortgage Loans subject to HFI Borrowing Base Servicing Rights at such time multiplied by (b) the lesser of
(i) one and two-tenths percent (1.2%) and (ii) sixty-six and two-thirds percent (66-2/3%) of the then current Fair Market Percentage.

           "HFI Borrowing Base Certificate" means a certificate in the form of
Schedule 2.02(b)-1.

           "HFI Borrowing Base Servicing Rights" means, at any time, Eligible Servicing Rights with respect to which each of the following statements is true and correct at such time:

           (a) such Servicing Rights are subject to the Security Interest and to no other Liens;

           (b) the Security Interest is perfected as to such Servicing Rights;
and

           (c) such Servicing Rights are HFI Servicing Rights.

           "HFI Commitment" of any Bank means (a) the amount set forth opposite such Bank's name under the heading "HFI Commitment" on Annex A or, in the case of a Bank that becomes a

Bank pursuant to an assignment, the amount of the assignor's HFI Commitment assigned to such Bank, in either case, as the same may be reduced from time to time pursuant to Section 1.07, cancelled pursuant to Section 7.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 9.10(a), or (b) as the context may require, the obligation of such Bank to make HFI Loans in an aggregate unpaid principal amount not exceeding such amount.

           "HFI Loan" means an amount advanced by a Bank pursuant to Section 1.01(a).

           "HFI Servicing Rights" means Servicing Rights other than those constituting HFS Borrowing Base Servicing Rights.

           "HFS Borrowing Base" means, at any time, the product of (a) the aggregate unpaid principal balance at such time of the Mortgage Loans subject to HFS Borrowing Base Servicing Rights at such time multiplied by (b) eighty percent (80%) of the then-current Average Purchase Price Percentage.

           "HFS Borrowing Base Certificate" means a certificate in the form of
Schedule 2.02(b)-2.

           "HFS Borrowing Base Servicing Rights" means, at any time, Eligible Servicing Rights with respect to which each of the following statements is true and correct at such time:

           (a) such Servicing Rights are subject to the Security Interest and to no other Liens;

           (b) the Security Interest is perfected as to such Servicing Rights;
and

           (c) such Servicing Rights arise under a Servicing Contract designated for sale by the Borrower pursuant to an Approved Purchase and Sale Agreement no later than 180 days after the date that such Servicing Rights are first included in the HFS Borrowing Base.

           "HFS Commitment" of any Bank means (a) the amount set forth opposite such Bank's name under the heading "HFS Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's HFS Commitment assigned to such Bank, in either case, as the same may be increased or reduced from time to time pursuant to Section 1.07, cancelled pursuant to Section 7.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 9.10(a), or (b) as the context may require, the obligation of such Bank to make HFS Loans in an aggregate unpaid principal amount not exceeding such amount.

           "HFS Loan" means an amount advanced by a Bank pursuant to Section 1.01(b).

           "Holdback" means, in the case of each Designated Purchase and Sale Agreement, a deferred part of the purchase price designated a "Holdback" by the Agent and Co-Agents.

           "Installment Payment Date" means the 20th day of January, April, July and October of each year.

           "Interest Period" means a period commencing, in the case of the first Interest Period applicable to a LIBOR Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, depending on the Type of Loan, on the same day or date, as the case may be, in the next week or in the first, second, third or sixth calendar month thereafter, except that (i) any Interest Period that would otherwise end on a day that is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day unless such LIBOR Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day and (ii) any Interest Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last LIBOR Business Day of a calendar month.

           "Kind" means, with respect to Loans, any of the following, each of which shall be deemed to be a different "Kind" of
Loan:  (a) HFI Loans, (b) HFS Loans and (c) Receivables Loans.

           "Loan" means an HFI Loan, HFS Loan or a Receivables Loan.

           "Loan Document Representation and Warranty" means any "Representation and Warranty" as defined in any Loan Document and any other representation or warranty made or deemed made under any Loan Document.

           "Loan to Value Percentage" means, at any time, with respect to Loans of any Kind, the aggregate principal amount of the Loans of such Kind expressed as a percentage of the applicable Borrowing Base at such time.

           "Net Cash Proceeds" means, with respect to the disposition of any asset, (a) the gross cash proceeds of each disposition (including principal payments in respect of any notes or other instruments received as consideration for such disposition) less (b) all documented Taxes and expenses payable by the Borrower and its Subsidiaries in connection with such disposition, including income taxes payable as a consequence of such disposition.

           "Note" means any promissory note in the form of Exhibit A and includes such a Note that is a Registered Note.

           "Purchase and Sale Agreement" means an agreement for the sale of one or more Servicing Contracts by the Borrower.

           "Purchase Obligor" means a (a) with respect to Receivables Loans or the security therefor, any Person obligated on, bound to, or subject to, a Collateral Obligation and (b) with respect to HFS Loans or the security therefor, any Person obligated to pay the Purchase Price for Servicing Contracts under an Approved Purchase and Sale Agreement.

           "Purchase Price" means, with respect to any HFS Borrowing Base Servicing Rights, the purchase price payable to the Borrower for the Servicing Contracts under which such Servicing Rights arise, pursuant to the applicable Approved Purchase and Sale Agreement.

           "Purchase Price Percentage" means, on any date, with respect to an Approved Purchase and Sale Agreement, the Purchase Price, expressed as a percentage of the unpaid principal balance of all Mortgage Loans to which the Servicing Contracts under such Approved Purchase and Sale Agreement relate.

           "RBMG" means Resource Bancshares Mortgage Group, Inc., a Delaware corporation.

           "Receivables" of any Person has the meaning ascribed to such term in the Security Agreement.

           "Receivables Borrowing Base" means at any time the product of (a) the aggregate unpaid principal balance at such time of the Borrowing Base Receivables, less all Holdbacks, multiplied by (b) ninety percent (90%).

           "Receivables Borrowing Base Certificate" means a certificate in the form of Schedule 2.02(b)-3.

           "Receivables Commitment" of any Bank means (a) the amount set forth opposite such Bank's name under the heading "Receivables Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Receivables Commitment assigned to such Bank, in either case, as the same may be reduced from time to time pursuant to Section 1.07, cancelled pursuant to Section 7.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 9.10(a), or (b) as the context may require, the obligation of such Bank to make Receivables Loans in an aggregate unpaid principal amount not exceeding such amount.

           "Receivables Loan" means an amount advanced by a Bank pursuant to
Section 1.01(c).

           "Recourse Servicing Contract" means a Servicing Contract under which Borrower bears part or all of the risk of late payment or non-payment of (a) principal of or interest on a Mortgage Loan being serviced thereunder, or (b) any required tax or insurance escrow deposit, including the Borrower's obligations under a "with recourse sale" to FHLMC, under a "regular service option sale" to FNMA and under any similar sale to any other Person, but excluding the Borrower's obligations in respect of VA guaranteed Mortgage Loans.

           "Required Principal Payments" means, for any fiscal quarter, the aggregate of the principal amounts of the Loans required in accordance with the terms of Section 1.04(a) to be repaid by the Borrower during such fiscal quarter.

           "Security Agreement" means the Second Amended and Restated Revolving/Term Security and Collateral Agency Agreement, dated as of July 31, 1996, among the Borrower and The Bank of New York, as Collateral Agent and Secured Party.

           "Serviced Mortgage Loan Report" means a report in the form of
Schedule 5.01(a)(i).

           "Servicing Rights Appraisal Report" means a written statement as to the market value of Servicing Rights.

           "Servicing Rights Collateral" has the meaning ascribed to such term in the Security Agreement.

           "Termination Date" means the date that is 364 days after the Effective Date.

           "Type" means, with respect to any Kind of Loans, any of the following, each of which shall be deemed to be a different "Type" of Loan: Base Rate Loans; Federal Funds Rate Loans; LIBOR Rate Loans having a one-week Interest Period; LIBOR Rate Loans having a one-month Interest Period; LIBOR Rate Loans having a two-month Interest Period; LIBOR Rate Loans having a three-month Interest Period; and LIBOR Rate Loans having a six-month Interest Period. Any LIBOR Rate Loan having an Interest Period that differs from the duration specified for a Type of LIBOR Rate Loan listed above solely as a result of the operation of clauses (i) and (ii) of the definition of "Interest Period" shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

           Section 10.02 Other Interpretive Provisions. (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any Note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

           (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

           (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

           (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

           (e) Each authorization in favor of the Agent, the Co-Agents, the Banks or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

           (f) Except as otherwise specified herein, all references herein to the Agent, any Bank or the Borrower shall be deemed to refer to such Person however designated in Loan Documents, so that (i) a reference to rights or duties of the Agent under the Loan Documents shall be deemed to include the rights or duties of such Person as the Secured Party under the Security Agreement, (ii) a reference to costs incurred by a Bank in connection with the Loan Documents shall be deemed to include costs incurred by such Person or as a Principal under the Security Agreement and (iii) a reference to the obligations of the Borrower under the Loan Documents shall be deemed to include the obligations of such Person as the Pledgor under the Security Agreement.

           Section 10.03 Accounting Matters. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered under Annex E shall be prepared, in accordance with Generally Accepted Accounting Principles, except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be described in the certificate or report accompanying such financial statements in accordance with Section 1(c) of Annex E.

           Section 10.04 Representations and Warranties. All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Effective Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

           Section 10.05 Captions. Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

           Section 10.06 Interpretation of Related Documents. Except as otherwise specified therein, the terms and provisions in the Notes, certificates, opinions and other documents delivered in connection herewith shall be interpreted in accordance with the provisions of this Article 10 and Annex B.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Effective Date.


                                            RESOURCE BANCSHARES MORTGAGE
                                              GROUP, INC.


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            THE BANK OF NEW YORK,
                                              as Agent, Collateral Agent
                                              and a Bank


                                            By _________________________________
                                                 Name:  Patricia M. Dominus
                                                 Title:    Vice President


                                            BANK ONE, TEXAS,
                                              NATIONAL ASSOCIATION,
                                              as Co-Agent and a Bank


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            U.S. BANK NATIONAL ASSOCIATION,
                                              as Co-Agent and a Bank


                                            By _________________________________
                                                 Name:
                                                 Title:

                                            NATIONSBANK, N.A.,
                                              as Co-Agent and a Bank


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            BANK OF AMERICA NATIONAL TRUST
                                              & SAVINGS ASSOCIATION


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            NATIONAL CITY BANK OF KENTUCKY


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            FIRST UNION NATIONAL BANK


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            GUARANTY FEDERAL BANK, FSB


                                            By _________________________________
                                                 Name:
                                                 Title:

                                            FLEET BANK, N.A.


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            COMERICA BANK


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            MARINE MIDLAND BANK


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            UNION BANK OF CALIFORNIA, N.A.


                                            By _________________________________
                                                 Name:
                                                 Title:

                                            BANKERS TRUST


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            HIBERNIA NATIONAL BANK


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            LASALLE NATIONAL BANK


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            PNC BANK


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            UBS AG, NEW YORK BRANCH


                                            By _________________________________
                                                 Name:
                                                 Title:


                                            By _________________________________
                                                 Name:
                                                 Title:

Effective Date:  July 28, 1998.

                                                                   Schedule 1.02



                               NOTICE OF BORROWING




The Bank of New York
One Wall Street
New York, New York  10286


Date:


Gentlemen:


           Reference is made to the Third Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 28, 1998, among Resource Bancshares Mortgage Group, Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent and Collateral Agent, and the Co-Agents (the "Credit Agreement"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

           The undersigned hereby gives notice pursuant to Section 1.02 of the Credit Agreement of its request to have the following Loans made to it on ___________, 199_:

           Kind of Loan             Type of Loan                       Amount
           ------------             ------------                       ------

           ------------             ------------                       ------

           ------------             ------------                       ------

           ------------             ------------                       ------


           [Please disburse the proceeds of the Loans by [insert requested method of disbursement].]

           The undersigned represents and warrants as follows:

            (a) The borrowing requested hereby complies with the requirements of Sections 1.01 and 1.02 of the Credit Agreement.

           (b) Each Loan Document Representation and Warranty is true and correct [at and as of the date hereof and]* will be true and correct at and as of the time the Loans are made, in each case both with and without giving effect to the Loans and the application of the proceeds thereof.

           (c) No Default [has occurred and is continuing as of the date hereof or would result from the making of the Loans or from the application of the proceeds thereof if the Loans were made on the date hereof, and no Default]* will have occurred and be continuing at the time the Loans are to be made or would result from the making of the Loans or from the application of the proceeds thereof.


                                           RESOURCE BANCSHARES MORTGAGE
                                                  GROUP, INC.


                                                By: ____________________________
                                                      Name:
                                                      Title:




---------------
* To be omitted from first Notice of Borrowing.

                                                            Schedule 1.03(e)(iv)


                      NOTICE OF CONVERSION OR CONTINUATION


The Bank of New York
One Wall Street
New York, New York  10286

Date:

Gentlemen:

           Reference is made to the Third Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 28, 1998, among Resource Bancshares Mortgage Group, Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent and Collateral Agent, and the Co-Agents (the "Credit Agreement"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

           The undersigned hereby gives notice pursuant to Section 1.03(e)(iv) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the Types and in the amounts specified below on _____, 199_:



          Loans to be Converted or Continued        Converted or Continued Loans
          ----------------------------------        ----------------------------
        Type          Last Day           Amount         Type            Amount
      of Loan        of Current          ------       of Loan           ------
      -------     Interest Period                     -------
                  ---------------

      -------     ---------------       --------     ---------         --------

      -------     ---------------       --------     ---------         --------

      -------     ---------------       --------     ---------         --------

      -------     ---------------       --------     ---------         --------

           The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of Section 1.03(e) of the Credit Agreement.


                                             RESOURCE BANCSHARES MORTGAGE
                                                GROUP, INC.



                                             By ________________________________
                                                  Name:
                                                  Title:

                                                                Schedule 1.05(a)



                              NOTICE OF PREPAYMENT



The Bank of New York
One Wall Street
New York, New York  10286

Date:

Gentlemen:

           Reference is made to the Third Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 28, 1998, among Resource Bancshares Mortgage Group, Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent and Collateral Agent, and the Co-Agents (the "Credit Agreement"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

           The undersigned hereby gives notice pursuant to Section 1.05(a) of the Credit Agreement that it will prepay the Loans specified below on _____, 199_:


            Type of Loan                  Last Day                      Amount
            ------------                 of Current                     ------
                                      Interest Period
                                      ---------------

            ------------               ------------                   ---------

            ------------               ------------                   ---------

            ------------               ------------                   ---------

           The undersigned represents and warrants that the repayment requested hereby complies with the requirements of Section 1.05(a) of the Credit Agreement.


                                              RESOURCE BANCSHARES MORTGAGE
                                                 GROUP, INC.



                                              By _______________________________
                                                   Name:
                                                   Title:

                                                                Schedule 1.13(d)




                             NON-US BANK CERTIFICATE



Resource Bancshares Mortgage Group, Inc.
[address]

The Bank of New York
[address]

Gentlemen:

           Reference is made to the Third Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 28, 1998, among Resource Bancshares Mortgage Group, Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent and Collateral Agent, and the Co-Agents (the "Credit Agreement"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

           The undersigned hereby (a) certifies to the Borrower and the Agent that (i) it is a Non-US Bank and (ii) is entitled to submit an Internal Revenue Service Form W-8 and (b) agrees to indemnify and defend the Borrower and the Agent from, and hold each of them harmless against, any and all losses, liabilities, claims, damages and expenses of any kind arising out of, resulting from, or in any way connected with the certification made pursuant to clause (a) being incorrect.


                                                   Very truly yours,

                                                   [Bank]


                                                   By: ________________________
                                                         Name:
                                                         Title:

                                                             Schedule 2.01(a)(i)



                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.

                       CERTIFICATE AS TO RESOLUTIONS, ETC.


           I, __________, [Assistant] Secretary of Resource Bancshares Mortgage Group, Inc., a Delaware corporation (the "Borrower"), hereby certify, pursuant to Section 2.01(a)(i) of the Third Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 28, 1998, among Resource Bancshares Mortgage Group, Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent and Collateral Agent, and the Co-Agents, that:

           1. The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Borrower holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:


           Name                            Office               Signature
           ----                            ------               ---------
[Insert names and offices of persons authorized
to sign the Loan Documents]                                 --------------------

                                                            --------------------

                                                            --------------------

           2. Attached as Annex A is a true and correct copy of resolutions duly adopted by [unanimous written consent of] the Board of Directors of the Borrower. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

           3. [List Loan Documents to which the Borrower is a party], in each case as executed and delivered on behalf of the Borrower, are substantially in the forms thereof approved by [unanimous written consent of] the Board of Directors of the Borrower.

           4. There has been no amendment to the Certificate of Incorporation of the Borrower since __________, 19__.

           5. Attached as Annex B is a true and correct copy of the By-laws of the Borrower as in effect on __________, 19__ and at all subsequent times to and including the date hereof.

           IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 19__.



                                               ---------------------------
                                                 [Assistant] Secretary


               I, __________, [title] of the Borrower, hereby certify that [name of the above [Assistant] Secretary] has been duly elected or appointed and has been duly qualified as, and on this day is, [Assistant] Secretary of the Borrower, and the signature in paragraph 1 above is his genuine signature.


               IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 19__.



                                                  ---------------------------
                                                             [Title]

                                                                         Annex A




                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.

                        RESOLUTIONS OF BOARD OF DIRECTORS

                                                                         Annex B




                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.

                                     BY-LAWS

                                                            Schedule 2.01(a)(iv)




                      [Letterhead of McNair Law Firm P.A.]

            [Letterhead of Resource Bancshares Mortgage Group, Inc.]


                        OPINIONS OF COUNSEL FOR BORROWER

                                                             Schedule 2.01(a)(v)



               [Letterhead of Winthrop, Stimson, Putnam & Roberts]


                        OPINION OF COUNSEL FOR THE AGENT

                                                            Schedule 2.01(a)(vi)


                            [Letterhead of Borrower]

                       CERTIFICATE OF NEGOTIATING OFFICER



                                                   Dated: July _, 1998

           Resource Bancshares Mortgage Group, Inc. (the "Borrower") is today entering into the Loan Documents to which the Borrower is a party, each dated as of July __, 1998 with the banks listed on the signature pages thereof (the "Banks"), The Bank of New York, as Agent (the "Agent") and as Collateral Agent (the "Collateral Agent"), and the Co-Agents.

           I am the [title] of the Borrower and the officer who was principally involved in negotiating the Loan Documents.

           I hereby confirm that I have read the Loan Documents and that I understand that they require the Borrower to waive any rights it may have to trial by jury and to claim any special, indirect and consequential damages. I also confirm that I understand that the Loan Documents embody the entire agreement among the Borrower, the Agent, the Collateral Agent and the Banks and supersede all prior agreements, representations and understandings relating to the subject matter thereof.

           I further confirm that I have reviewed my understanding of the Loan Documents with Messrs. __________ who have acted as lawyers for the Borrower in the transaction.

           I further confirm that I have reviewed the terms and provisions of the Loan Documents with the Board of Directors of the Borrower and that, in particular, I have called to their attention those provisions under and pursuant to which (a) the Borrower waives its right to trial by jury and its right to claim special, indirect and consequential damages and (b) the Loan Documents embody the entire agreement among the Borrower, the Agent, the Collateral Agent and the Banks relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof and may only be amended, or any of the terms or provisions thereof waived, or any departures therefrom consented to, in a writing signed by the Required Banks.

           Finally, I confirm that in the course of negotiating the Loan Documents I worked principally with Ms. Patricia Dominus and Mr. Torry Berntsen and neither she, he nor any other representative of the Agent, the Co-Agents, the Collateral Agent or any Bank, nor the lawyers for the Agent, the Co-Agents, the Collateral Agent or any Bank, made any representations to me that are inconsistent with the terms and provisions of the Loan Documents.


                                                           _____________________

                                                              Schedule 2.02(b)-1



                    REVOLVING/TERM BORROWING BASE CERTIFICATE


                               HFI BORROWING BASE



                                                       Dated: __________________


           We submit this Revolving/Term Borrowing Base Certificate in accordance with the terms of the Third Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 28, 1998, among Resource Bancshares Mortgage Group, Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent and Collateral Agent, and the Co-Agents (the "Credit Agreement"). Capitalized terms defined therein are used herein with the meanings therein ascribed to them.

           We certify that (i) we have independently made the determinations and calculations required for completing this Borrowing Base Certificate, (ii) such determinations and calculations were made in a manner consistent with that set forth in the Credit Agreement for the calculation of the applicable Borrowing Base as of the date hereof and (iii) such determinations were based on information contained in the Servicing Rights Appraisal Report dated ___________, delivered to the Agent pursuant to Section 5.01(a)(iii) or the Hedge Contract Appraisal Report dated ____________, delivered to the Agent pursuant to Section 5.01(a)(iv), as the case may be.


                   [The remainder of this page is left blank]

           Aggregate principal balance of Mortgage Loans subject to HFI Borrowing Base Servicing Rights pledged:

           FHLMC                                    $______________________

           FNMA                                     $______________________

           GNMA                                     $______________________

           Non-FHLMC, FNMA or GNMA
           Servicing Rights                         $______________________

           Total Pledged
           Servicing                                $______________________

MULTIPLIED BY THE LESSER OF:

           Fair Market Percentage  (__________%) x 66-2/3% = _________%

                                          AND      1.20%
                                                -----------

Total HFI Availability                              $______________________

Total HFI Outstandings                              $______________________

New HFI Loan Request                                $______________________

New HFI Outstandings                                $______________________


           The undersigned hereby confirms the correctness of the calculation set forth above of the applicable Borrowing Base as of the date hereof.


                                      RESOURCE BANCSHARES MORTGAGE GROUP, INC.



                                      By:_____________________________________
                                           Name:
                                           Title:

                                                              Schedule 2.02(b)-2



                    REVOLVING/TERM BORROWING BASE CERTIFICATE



                               HFS BORROWING BASE



                                                       Dated: __________________



           We submit this Revolving/Term Borrowing Base Certificate in accordance with the terms of the Third Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 28, 1998, among Resource Bancshares Mortgage Group, Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent and Collateral Agent, and the Co-Agents (the "Credit Agreement"). Capitalized terms defined therein are used herein with the meanings therein ascribed to them.

           We certify that (i) we have independently made the determinations and calculations required for completing this Borrowing Base Certificate, (ii) such determinations and calculations were made in a manner consistent with that set forth in the Credit Agreement for the calculation of the applicable Borrowing Base as of the date hereof and (iii) such determinations were based on information contained in the Servicing Rights Appraisal Report dated ___________, delivered to the Agent pursuant to Section 5.01(a)(iii) or the Hedge Contract Appraisal Report dated ____________, delivered to the Agent pursuant to Section 5.01(a)(iv), as the case may be.


                   [The remainder of this page is left blank]

           Aggregate principal balance of Mortgage Loan subject to HFS Borrowing Base Servicing Rights pledged:

           FHLMC                                    $______________________

           FNMA                                     $______________________

           GNMA                                     $______________________

           Non-FHLMC, FNMA or GNMA
           Servicing Rights                         $______________________

           Total Pledged
           Servicing                                $______________________

MULTIPLIED BY:

           Average Purchase Price Percentage (_____%) x 80% = _______%

Total HFS Availability                              $_______________________

Total HFS Outstandings                              $_______________________

New HFS Loan Request                                $_______________________

New HFS Outstandings                                $_______________________


           The undersigned hereby confirms the correctness of the calculation set forth above of the applicable Borrowing Base as of the date hereof.


                                   RESOURCE BANCSHARES MORTGAGE GROUP, INC.



                                   By:_____________________________________
                                         Name:
                                         Title:

                                                              Schedule 2.02(b)-3



                    REVOLVING/TERM BORROWING BASE CERTIFICATE



                           RECEIVABLES BORROWING BASE



                                                       Dated: __________________



           We submit this Revolving/Term Borrowing Base Certificate in accordance with the terms of the Third Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 28, 1998, among Resource Bancshares Mortgage Group, Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent and Collateral Agent, and the Co-Agents (the "Credit Agreement"). Capitalized terms defined therein are used herein with the meanings therein ascribed to them.

           We certify that (i) we have independently made the determinations and calculations required for completing this Borrowing Base Certificate, (ii) such determinations and calculations were made in a manner consistent with that set forth in the Credit Agreement for the calculation of the applicable Borrowing Base as of the date hereof and (iii) such determinations were based on information contained in the Servicing Rights Appraisal Report dated ___________, delivered to the Agent pursuant to Section 5.01(a)(iii) or the Hedge Contract Appraisal Report dated ____________, delivered to the Agent pursuant to Section 5.01(a)(iv), as the case may be.


                   [The remainder of this page is left blank]

           Aggregate principal balance of Borrowing Base Receivables:

                                                  $_______________________

LESS the aggregate principal balance of Holdbacks:

                                             -    $_______________________

MULTIPLIED BY:                          90%

Total Receivables
           Availability                           $_______________________

Total Receivables
           Outstandings                           $_______________________

New Receivables
           Loan Request                           $_______________________

New Receivables
           Outstandings                           $_______________________

Date(s) for repayment of
Borrowing Base Receivables
as scheduled under each
Designated Purchase                                 Amount or percentage of
and Sale Agreement, as of                           Borrowing Base Receivable
the date of this Certificate                        to be repaid
----------------------------                        -------------------------

-------------------------                           ------------------------

-------------------------                           ------------------------

-------------------------                           ------------------------

-------------------------                           ------------------------


           The undersigned hereby confirms the correctness of the calculation set forth above of the applicable Borrowing Base as of the date hereof.

                                     RESOURCE BANCSHARES MORTGAGE GROUP, INC.



                                     By:_____________________________________
                                           Name:
                                           Title:

                                                             Schedule 5.01(a)(i)

                          SERVICED MORTGAGE LOAN REPORT
                               FOR THE MONTH ENDED

           Loan Type         Principal Balance   Number of     Weighted     Weighted     Average    Weighted
           ---------         ----------------      Loans      Avg Coupon     Avg Fee     Balance    Avg Term
                                                 ---------    ----------    --------     -------    --------
FHA
VA
FNMA
FHLMC
Other
Total

                       Loan Type       Current Month       Prior Month       Same Month Prior Year
                       ---------       -------------       -----------       ---------------------
Conventional:
Current
30-59 Days
60-89 Days
90+ Days
Foreclosure

FHA:
Current
30-59 Days
60-89 Days
90+ Days
Foreclosure

VA:
Current
30-59 Days
60-89 Days
90+ Days
Foreclosure

Total
Current
30-59 Days
60-89 Days
90+ Days
Foreclosure

                   State     Principal Balance     % Total   Number Loans      % Total
                   -----     -----------------     -------   ------------      -------
Total


                                                                Schedule 9.10(a)


                              NOTICE OF ASSIGNMENT


[Name and address
  of Borrower in accordance with
  Section 9.01(a)(ii)]

[Name and address
  of Agent in accordance with
  Section 9.01(a)(ii)]

Date:

Gentlemen:

           Reference is made to the Third Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 28, 1998, among Resource Bancshares Mortgage Group, Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent and Collateral Agent, and the Co-Agents (the "Credit Agreement"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

           The undersigned hereby give notice pursuant to Section 9.10(a) of the Credit Agreement that [name of Assignor] [(the "Assignor")]1 has made the following assignment to [name of Assignee] [(the "Assignee")]2:

           Rights and Obligations
                       Assigned:




           Effective Date of
                       Assignment:



           [The Assignee's Lending Offices and address for notices are as follows:

           Domestic Lending Office:




           Eurodollar Lending Office:



           Notice Address:]3

           [The Assignor hereby requests that [the Borrower and] [the Agent] consent to the assignment described above by signing a copy of this letter in the space provided below and returning it to the Assignor. Such consent shall release the Assignor from all of the obligations described above as having been assigned to the Assignee.]4


                                               [NAME OF ASSIGNOR]

                                               By:
                                                  Name:
                                                  Title:


                                               [NAME OF ASSIGNEE]

                                               By:
                                                  Name:
                                                  Title:

[Assignment and release consented to:]4

RESOURCE BANCSHARES MORTGAGE GROUP, INC.


By:
   Name:
   Title:

THE BANK OF NEW YORK,
   as Agent

By:
   Name:
   Title:

---------------

1.         Include definition if Footnote 4 material is to be included.

2. Include definition if Footnote 3 or Footnote 4 material is to be included.

3.         Omit if the Assignee is a Bank.

4. Include the appropriate portion of the bracketed provision if (i) the Assignor desires to be released from the assigned obligations, (ii) the consent of the Borrower and/or the Agent is required for such release and (iii) the Assignor has not otherwise obtained such consents.

                                                               Schedule 10.01(a)


                      FORM OF RECEIVABLES PAYMENT AGREEMENT



                      [Letterhead of The Bank of New York]


                                                                __________, 199_



[Purchase Obligor]


           Re:  [Insert here description of Purchase and
                        Sale Agreement]

Ladies and Gentlemen:

           Reference is made to the [insert here description of Purchase and Sale Agreement] (the "Agreement"). You hereby acknowledge that The Bank of New York, as Secured Party, has a security interest in the Agreement and amounts payable by you thereunder. You hereby agree that, until you are advised in writing to the contrary by The Bank of New York, as Secured Party, you will make all payments due to Resource Bancshares Mortgage Group, Inc. under the Agreement to such accounts as The Bank of New York, as Secured Party, may advise you of from time to time, without any reduction or deduction whatsoever, including reduction or deduction for any setoff, recoupment, counterclaim or otherwise, except for any such to which you may be entitled under the Agreement.

           Would you please acknowledge your agreement to the foregoing by executing a copy of this letter at the space indicated below and returning it to Patricia M. Dominus, Vice President, The Bank of New York, One Wall Street, New York, NY 10286. It would be appreciated if you would fax a copy of the executed letter to Ms. Dominus at (212) 635-6468.

           Thank you for your cooperation.

                                       Very truly yours,

                                       THE BANK OF NEW YORK,
                                         as Secured Party


                                       By:_____________________________________
                                             Name:
                                             Title:

                                        RESOURCE BANCSHARES MORTGAGE GROUP,
                                           INC.



                                        By:_____________________________________
                                              Name:
                                              Title:

Accepted and agreed to:

[Purchase Obligor]



By:________________________
     Name:
     Title:

                                                                       EXHIBIT A


                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.

                                      NOTE

                                  July __, 1998


           FOR VALUE RECEIVED, RESOURCE BANCSHARES MORTGAGE GROUP, INC. (the "Borrower") hereby promises to pay to the order of __________ (the "Bank") the unpaid principal amount of the Loans made by such Bank under the Credit Agreement referred to below, on the dates and in the amounts specified in Sections 1.04 and 1.05 of such Credit Agreement, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due to the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in
Section 1.11 of such Credit Agreement.

           Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Loan of the Bank and each payment, repayment or conversion with respect thereto.

           Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

           This Note evidences Loans made under, and is entitled to the benefits of, the Third Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 28, 1998, among Resource Bancshares Mortgage Group, Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent and Collateral Agent, and the Co-Agents as the same may be amended from time to time (the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. Reference is made to such Credit Agreement, as so amended, for provisions relating to the repayment and the acceleration of the maturity hereof. This Note is also entitled to the benefits of the Security Agreement.

           THE RIGHTS AND DUTIES OF THE BORROWER UNDER THIS NOTE (INCLUDING MATTERS RELATING TO THE MAXIMUM PERMISSIBLE RATE) SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                   RESOURCE BANCSHARES MORTGAGE GROUP, INC.


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                      GRID

                                      NOTE

==========================================================================================================
        Date           Amount of Loan           Amount of         Unpaid Principal        Notation
--------------------   --------------        Principal Paid,       Amount of Note         Made By
                                                Repaid or         ----------------        --------
                                                Converted
                                             --------------


----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B


                         COMMITMENT INCREASE SUPPLEMENT


           THIS COMMITMENT INCREASE SUPPLEMENT is made and dated as of _________________ ____, 19__, by and among [ADDITIONAL COMMITMENT BANK] (the "Additional Commitment Bank"), RESOURCE BANCSHARES MORTGAGE GROUP, INC., a Delaware corporation (the "Borrower"), and The Bank of New York, as Agent under the Third Amended and Restated Secured Revolving/Term Credit Agreement dated as of July 28, 1998, among the Borrower, the Banks listed on the signature pages thereof and The Bank of New York, as Agent and Collateral Agent, and the Co-Agents (the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings therein ascribed to them.

           WHEREAS, the Borrower desires to have the aggregate amount of the HFI Commitments or the HFS Commitments increased or both, at the option of the Borrower; and

           WHEREAS, the Additional Commitment Bank is willing to [become an additional Bank] [increase its HFI Commitment] [increase its HFS Commitment]1;

           NOW, THEREFORE, the parties hereto agree as follows:

           1. Upon the effectiveness of this Commitment Increase Supplement, [the Additional Commitment Bank shall be a party to the Credit Agreement and shall be entitled to all of the rights, and be subject to all of the obligations, of a Bank under the Loan Documents] [the HFI Commitment] [the HFS Commitment] of the Additional Commitment Bank shall be increased from $_____________ to $_______________.(1)

           [2. The initial amount of the Additional Commitment Bank's [HFI] [HFS] Commitment shall be $________________.](2)

           3. The Additional Commitment Bank acknowledges, and agrees to comply with, its obligation under Section 1.07 of the Credit Agreement to purchase assignments of Loans from the other Banks on the effective date hereof.

           4. This Commitment Increase Supplement shall become effective upon the execution and delivery hereof by the Additional Commitment Bank, the Borrower and the Agent[ and upon the consent of each of the other Banks hereto].(3)

           5. This Commitment Increase Supplement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

           6. This Commitment Increase Supplement shall be construed in accordance with and governed by the laws of the State of New York.

           IN WITNESS WHEREOF, the parties hereto have caused this Commitment Increase Supplement to be executed as of the day and year first written above.


                                       [ADDITIONAL COMMITMENT BANK]


                                       By: ________________________________
                                           Name:
                                           Title:

                                       Domestic Lending Office:


                                       LIBOR Lending Office:


                                       Notice Address:


                                       Telex No.:
                                       Telecopy No.:
                                       Telephone No.:

                                       Attention:


                                       RESOURCE BANCSHARES MORTGAGE
                                          GROUP, INC.


                                       By: ________________________________
                                           Name:
                                           Title:


                                       THE BANK OF NEW YORK,
                                         as Agent


                                       By: ________________________________
                                           Name:
                                           Title:

[The undersigned hereby
consent to the Commitment
Increase provided for herein:


[BANK]


By:____________________________
   Name:
   Title:


[BANK]


By:___________________________
   Name:
   Title: ]3










-----------------------------------------------------------------

(1) Use second alternative if the Additional Commitment Bank is an existing Bank; otherwise use the first alternative.

(2)        Omit if the Additional Commitment Bank is an existing Bank.

(3) Omit unless, after giving effect to the Commitment Increase, the aggregate amount of the HFS Commitments would exceed $100,000,000 or the aggregate amount of the HFI Commitments would exceed 150,000,000.

                                                                       EXHIBIT C

                    TERMS OF COMMITMENT INCREASE ASSIGNMENTS

           Each assignment of Loans by any Bank (an "Assignor") to an Additional Commitment Bank (an "Assignee") pursuant to Section 1.07(b) (an "Assignment") shall be made on the terms set forth in this Exhibit.

           1. The purchase price for the Assignment shall be equal to the aggregate principal amount of the Loans assigned plus the amount of accrued and unpaid interest thereon on the date of the assignment. The purchase price shall be payable, not later than 12:00 noon (New York City time) on the effective date of the applicable Commitment Increase, in U.S. Dollars in funds immediately available to the Assignor at such office of the Assignor (or a commercial bank designated by it) located in the United States as the Assignor shall specify to the Assignee.

           2. The Assignment shall consist of an equal percentage of all Types of HFI Loans or all Types of HFS Loans, as the case may be, of the Assignor outstanding and shall include all of the Assignor's rights under the Credit Agreement and the other Loan Documents in respect of the portion of the Loans of the Assignor assigned, including accrued interest thereon.

           3. The Assignment shall be without recourse to the Assignor. The Assignor shall not be deemed to have made any representation or warranty or to have assumed any responsibility with respect to (a) any statements, warranties or representations made in or in connection with the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than as set forth in paragraph 4 below, or (b) the financial condition of the Borrower or any of its Subsidiaries, or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

           4. The Assignor shall, at the time of the Assignment, be deemed to have represented and warranted that (a) it has full power, authority and legal right to make the Assignment and (b) it is the legal and beneficial owner of the rights assigned and such rights are free and clear of any lien or adverse claim, including any participation.

           5. The Assignee shall, at the time of the Assignment, be deemed to have (a) represented and warranted that it has full power, authority and legal right to purchase and assume the Assignment; (b) confirmed that it has received a copy of the Credit Agreement and all other Loan Documents, together with copies of the most recent financial statements delivered pursuant to ANNEX E of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to purchase and assume the Assignment; and (c) agreed that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents.

                                                                         Annex A
                                                                  Revolving/Term



EXECUTION COPY


                                     ANNEX A

                                 REVOLVING/TERM


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

THE BANK OF NEW YORK            $6,000,000          $5,250,000       $3,750,000


Domestic Lending Office:

     The Bank of New York
     One Wall Street
     New York, NY  10286


LIBOR Lending Office:

     The Bank of New York
     One Wall Street
     New York, NY  10286


Notice Address:

     The Bank of New York
     One Wall Street
     New York, NY  10286

Telex No.:
Telecopy No.:            (212) 635-8268
                         (212) 635-6468
Telephone No.:           (212) 635-7887
                         (212) 635-6467
                         (212) 635-8267

Attention:  Patricia Dominus

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

BANK ONE, TEXAS,
   NATIONAL ASSOCIATION         $6,000,000          $5,250,000       $3,750,000


Domestic Lending Office:

     Bank One, Texas, National Association
     1717 Main Street
     Dallas, TX  75201


LIBOR Lending Office:

     Bank One, Texas, National Association
     1717 Main Street
     Dallas, TX  75201


Notice Address:

     Bank One, Texas, National Association
     1717 Main Street
     Dallas, TX  75201

Telex No.:
Telecopy No.:            (214) 290-2054
Telephone No.:           (214) 290-2376

Attention:  Douglas Dixon

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

U.S. BANK NATIONAL
   ASSOCIATION                  $6,000,000          $5,250,000       $3,750,000


Domestic Lending Office:

       U.S. Bank National Association
       Mortgage Banking Services
       U.S. Bank Place - MPFP0508
       601 Second Avenue South
       Minneapolis, MN  55402-4302


LIBOR Lending Office:

       U.S. Bank National Association
       Mortgage Banking Services
       U.S. Bank Place - MPFP0508
       601 Second Avenue South
       Minneapolis, MN  55402-4302


Notice Address:

       U.S. Bank National Association
       Mortgage Banking Services
       U.S. Bank Place - MPFP0508
       601 Second Avenue South
       Minneapolis, MN  55402-4302

Telex No.:
Telecopy No.:            (612) 973-0826
Telephone No.:           (612) 973-0622

Attention:  John Crenshaw

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

BANK OF AMERICA NT&SA           $4,800,000          $4,200,000       $3,000,000


Domestic Lending Office:

       Bank of America
       1130 South Figueroa Street
       Los Angeles, CA  90015
       Attention: Tina Dao


LIBOR Lending Office:

       Bank of America
       1130 South Figueroa Street
       Los Angeles, CA  90015
       Attention: Tina Dao


Notice Address:

       Bank of America NT&SA
       275 South Valencia Avenue
       Number 6739
       Brea, CA  92823

Telex No.:
Telecopy No.:            (714) 792-6715
Telephone No.:           (714) 792-6704

Attention:  Don Eppley

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

FIRST UNION NATIONAL BANK       $6,000,000          $5,250,000       $3,750,000


Domestic Lending Office:

First Union National Bank
One First Union Center
Charlotte, NC  28288-0166


LIBOR Lending Office:

First Union National Bank
One First Union Center
Charlotte, NC  28288-0166


Notice Address:

First Union National Bank
One First Union Center
Charlotte, NC  28288-0166

Telex No.:
Telecopy No.:            (704) 374-7102
Telephone No.:           (704) 374-4180

Attention:  R. Steven Hall

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

GUARANTY FEDERAL BANK, F.S.B.   $6,000,000          $5,250,000       $3,750,000


Domestic Lending Office:

     Guaranty Federal Bank, FSB
     Mortgage Finance Division - 10th Floor
     8333 Douglas Avenue
     Dallas, Texas  75225


LIBOR Lending Office:

     Guaranty Federal Bank, FSB
     Mortgage Finance Division - 10th Floor
     8333 Douglas Avenue
     Dallas, Texas  75225


Notice Address:

     Guaranty Federal Bank, FSB
     Mortgage Finance Division - 10th Floor
     8333 Douglas Avenue
     Dallas, Texas  75225

Telex No.:               (214) 360-2865
Telecopy No.:            (214) 360-1660
Telephone No.:           (214) 360-2872

Attention:  Michael Barber

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

COMERICA BANK                   $3,600,000          $3,150,000       $2,250,000


Domestic Lending Office:

     Comerica Bank
     One Detroit Center
     500 Woodward Avenue
     Detroit, MI  48226


LIBOR Lending Office:

     Comerica Bank
     One Detroit Center
     500 Woodward Avenue
     Detroit, MI  48226


Notice Address:

     Comerica Bank
     One Detroit Center
     500 Woodward Avenue
     Detroit, MI  48226

Telex No.:
Telecopy No.:            (313) 222-9295
Telephone No.:           (313) 222-9285

Attention:  Von L. Ringger

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

FLEET BANK, N. A.               $6,000,000          $5,250,000        $3,750,000



Domestic Lending Office:

       Fleet Bank, N.A.
       1185 Avenue of the Americas, 2nd Floor
       New York, NY  10036


LIBOR Lending Office:

       Fleet Bank, N.A.
       1185 Avenue of the Americas, 2nd Floor
       New York, NY  10036


Notice Address:

       Fleet Bank, N.A.
       1185 Avenue of the Americas, 2nd Floor
       New York, NY  10036


Telecopy No.:            (212) 819-6207
Telephone No.:           (212) 819-6078

Attention:  Jerry Parisella

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

NATIONSBANK, N.A.               $6,000,000          $5,250,000       $3,750,000


Domestic Lending Office:

     NationsBank, N.A.
     901 Main Street
     Dallas, TX  75202


LIBOR Lending Office:

     NationsBank, N.A.
     901 Main Street
     Dallas, TX  75202


Notice Address:

     NationsBank, N.A.
     901 Main Street
     Dallas, TX  75202

Telex No.:
Telecopy No.:            (214) 508-0338
Telephone No.:           (214) 508-0505

Attention:  Chad Patton

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

THE FIRST NATIONAL
   BANK OF CHICAGO              $4,000,000          $3,500,000       $2,500,000


Domestic Lending Office:

     The First National Bank of Chicago
     One First National Plaza
     16th Floor, Mail Suite 0098
     Chicago, IL  60670-0098


LIBOR Lending Office:

     The First National Bank of Chicago
     One First National Plaza
     16th Floor, Mail Suite 0098
     Chicago, IL  60670-0098

Contact:  Peter Scarpelli  (312) 732-1068
Telecopy No.:              (312) 732-3852


Notice Address:

     The First National Bank of Chicago
     One First National Plaza
     16th Floor, Mail Suite 0098
     Chicago, IL  60670-0098

Telex No.:               (312) 732-6222
Telecopy No.:            (312) 732-4423
Telephone No.:           (312) 732-1100
                         (312) 732-1188

Attention:       Patrick Power
                 Scott Miller

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

NATIONAL CITY BANK
   OF KENTUCKY                  $4,000,000          $3,500,000       $2,500,000


Domestic Lending Office:

     National City Bank, Kentucky
     421 West Market Street
     Louisville, KY  40202


LIBOR Lending Office:

     National City Bank, Kentucky
     421 West Market Street
     Louisville, KY  40202


Notice Address:

     National City Bank, Kentucky
     421 West Market Street
     Louisville, KY  40202

Telex No.:
Telecopy No.:            (502) 581-4154
Telephone No.:           (502) 581-6455

Attention:  Robert J. Ogburn

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

MARINE MIDLAND BANK             $1,000,000          $875,000           $625,000


Domestic Lending Office:

     Marine Midland Bank
     One Marine Midland Center, 27th Floor
     Buffalo, NY  14203


LIBOR Lending Office:

     Marine Midland Bank
     One Marine Midland Center, 27th Floor
     Buffalo, NY  14203


Notice Address:

     Marine Midland Bank
     One Marine Midland Center, 27th Floor
     Buffalo, NY  14203

Telex No.:
Telecopy No.:            (716) 841-4199
Telephone No.:           (716) 841-2931

Attention:  David J. Christel

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

CREDIT LYONNAIS                 $3,200,000          $2,800,000       $2,000,000


Domestic Lending Office:

       Credit Lyonnais New York Branch
       1301 Avenue of the Americas
       New York, NY  10019


LIBOR Lending Office:

       Credit Lyonnais New York Branch
       1301 Avenue of the Americas
       New York, NY  10019


Notice Address:

       Credit Lyonnais New York Branch
       1301 Avenue of the Americas
       New York, NY  10019

Telex No.:               423494/235655/02723
Telecopy No.:            (212) 261-3401
Telephone No.:           (212) 261-7408
                         (212) 261-7367

Attention:  W. Jay Buckley
            Paul Connolly

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

BANKERS TRUST COMPANY           $2,000,000          $1,750,000       $1,250,000


Domestic Lending Office:

       Bankers Trust
       130 Liberty Street
       MS 2252
       New York, NY  10006


LIBOR Lending Office:

       Bankers Trust
       130 Liberty Street
       MS 2252
       New York, NY  10006


Notice Address:

       Bankers Trust
       130 Liberty Street
       MS 2252
       New York, NY  10006

Telex No.:
Telecopy No.:            (212) 669-0738
Telephone No.:           (212) 250-2304

Attention:  Kevin M. McCann

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

UNION BANK OF CALIFORNIA        $2,200,000          $1,925,000       $1,375,000


Domestic Lending Office:

     Union Bank of California
     350 California St., 11th Floor
     San Francisco, CA  94104


LIBOR Lending Office:

     Union Bank of California
     350 California St., 11th Floor
     San Francisco, CA  94104


Notice Address:

     Union Bank of California
     350 California St., 11th Floor
     San Francisco, CA  94104

Telex No.:               188316/UnionSFO UT
Telecopy No.:            (415) 705-7037
Telephone No.:           (415) 705-7062
                         (415) 705-7090

Attention:  Donald Rubin

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

PNC BANK NATIONAL ASSOCIATION   $3,600,000          $3,150,000       $2,250,000


Domestic Lending Office:

     PNC Bank
     Two Tower Center - 18th
     East Brunswick, NJ  08816


LIBOR Lending Office:

     PNC Bank
     Two Tower Center - 18th
     East Brunswick, NJ  08816


Notice Address:

     PNC Bank
     Two Tower Center - 18th
     East Brunswick, NJ  08816

Telex No.:
Telecopy No.:            (908) 220-3737
Telephone No.:           (908) 220-3515

Attention:  Glenn Hedde

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

LASALLE NATIONAL BANK           $3,600,000          $3,150,000       $2,250,000


Domestic Lending Office:

     LaSalle National Bank
     120 South LaSalle - 4th Floor
     Chicago, IL  60603


LIBOR Lending Office:

     LaSalle National Bank
     120 South LaSalle - 4th Floor
     Chicago, IL  60603


Notice Address:

     LaSalle National Bank
     120 South LaSalle - 4th Floor
     Chicago, IL  60603


Telex No.:
Telecopy No.:            (312) 904-6382
Telephone No.:           (312) 904-7460

Attention:  John Swift

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

UBS AG, NEW YORK BRANCH         $2,000,000          $1,750,000       $1,250,000


Domestic Lending Office:

     UBS AG, New York Branch
     299 Park Avenue
     New York, NY  10171


LIBOR Lending Office:

     UBS AG, New York Branch
     299 Park Avenue
     New York, NY  10171


Notice Address:

     UBS AG, New York, Branch
     299 Park Avenue
     New York, NY  10171

Telex No.:
Telecopy No.:            (212) 821-4541
Telephone No.:           (212) 821-3020

Attention:  Bob Mendeles

                                                                         Annex A
                                                                  Revolving/Term


Banks, Lending Offices              HFI                HFS          Receivables
and Notice Addresses            Commitment          Commitment       Commitment
--------------------            ----------          ----------       ----------

HIBERNIA NATIONAL BANK          $4,000,000          $3,500,000       $2,500,000


Domestic Lending Office:

     Hibernia National Bank
     313 Carondelet Street
     New Orleans, LA  70130


LIBOR Lending Office:

     Hibernia National Bank
     313 Carondelet Street
     New Orleans, LA  70130


Notice Address:

     Hibernia National Bank
     313 Carondelet Street
     New Orleans, LA  70130

Telex No.:
Telecopy No.:            (504) 533-5344
Telephone No.:           (504) 533-3041

Attention:  Skip Santos

                                     ANNEX B

                                   DEFINITIONS


           Section 1. Defined Terms. For the purposes of this Agreement:

           "Accumulated Funding Deficiency" has the meaning ascribed to that term in Section 302 of ERISA.

           "Acknowledgment Agreement" means an acknowledgment agreement, in the then current form, between the Borrower, the Collateral Agent (as defined in the Revolving/Term Credit Agreement), and either FNMA, FHLMC or GNMA, as appropriate.

           "Additional Commitment Bank" has the meaning ascribed thereto in
Section 1.07(b) of this Agreement.

           "Adjusted LIBOR Rate" means, for any Interest Period, a rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) the LIBOR Rate for such Interest Period by (b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

           "Adjusted Net Worth" means, at any time, an amount equal to (a) Net Worth minus (b) mortgage servicing rights minus (c) capitalized excess servicing fees minus (d) all intangible items including unamortized debt discount and expense, unamortized deferred charges, goodwill, organizational and research and development expense plus (e) 90% of the appraised value of the Servicing Rights of RBMG (determined on the basis of the most recent appraisal), plus (f) 90% of the appraised value of Hedge Contracts (determined on the basis of the most recent appraisal).

           "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of RBMG.

           "Agent" means The Bank of New York, as agent for the Banks under this Agreement, and any successor Agent appointed pursuant to Section 8.08.

           "Agent's Office" means the address of the Agent specified in or determined in accordance with the provisions of Section 9.01(a)(ii).

           "AMC" means RBMG Asset Management Company, Inc., a Nevada corporation.

           "Applicable Law" means, anything in Section 9.11 to the contrary notwithstanding, (a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) Governmental Approvals and (iii) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

           "Bank Tax" means any income or franchise tax imposed upon (a) any Bank by any jurisdiction (or political subdivision thereof) in which such Bank or any of its Lending Offices is located, (b) the Agent by the jurisdiction (or political subdivision thereof) in which the Agent's Office is located or (c) the Collateral Agent by any jurisdiction (or political subdivision thereof) in which the Collateral Agent's Office is located.

           "Base Financial Statements" means the most recent, audited, consolidated balance sheet of RBMG and the Consolidated Subsidiaries referred to in Schedule Annex E-2(a) and the related statements of income, retained earnings and, as applicable, changes in financial position or cash flows for the fiscal year ended with the date of such balance sheet.

           "Benefit Plan" of any Person, means, at any time, any employee benefit plan (including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person.

           "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York or Chicago are authorized to close.

           "Capital Security" means, with respect to any Person, (a) any share of capital stock of such Person or (b) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of such Person.

           "Cash Flow" means, for any fiscal quarter, an amount equal to Net Income for that fiscal quarter plus all depreciation, amortization, deferred taxes and other non-cash charges and the net change in the deferred valuation account comprised of non-cash adjustments to the cost of servicing resulting from the application of FAS 122 less, to the extent not already deducted, the amount of any non-cash revenues constituting Net-Income.

           "Co-Agents" means Bank One, Texas, National Association, U.S. Bank National Association, and NationsBank, N.A.

           "Code" means the Internal Revenue Code of 1986.

           "Collateral Agent's Office" means the address of the Collateral Agent specified in or determined in accordance with the provisions of Section 9.01(a)(ii).

           "Commitment Increase" has the meaning ascribed thereto in Section 1.07(b).

           "Commitment Increase Supplement" has the meaning ascribed thereto in
Section 1.07(b).

           "Consolidated Subsidiary" means, with respect to any Person at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of RBMG.

           "Contract" means (a) any agreement (whether bi-lateral or uni-lateral or executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (b) any deed or other instrument of conveyance, (c) any certificate of incorporation or charter and (d) any by-law.

           "Coop Loan" has the meaning ascribed to that term in the Secured Mortgage Warehousing Credit Agreement.

           "Debt" means any Liability that constitutes "debt" or "Debt" under section 101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

           "Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

           "Dollars" and the sign "$" mean lawful money of the United States of America.

           "Domestic Lending Office" of any Bank means (a) the branch or office of such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to Section 1.07 or to an assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Commitment Increase Supplement or the Notice of Assignment, as the case may be, given to RBMG and the Agent with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate or Federal Funds Rate Loans, as the case may be, are to be made or maintained.

           "Effective Date" means the date set forth as such on the last signature page hereof, which date is the date each of the conditions contained in Section 2.01 hereto was fulfilled and, accordingly, this Agreement became effective and the Banks first became committed to make the Loans and other extensions of credit contemplated by this Agreement.

           "Enacted", as applied to a Regulatory Change, means the date such Regulatory Change first becomes effective or is implemented or first required or expected to be complied with, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (b) enacted, adopted, issued or proposed before or after the Effective Date.

           "ERISA" means the Employee Retirement Income Security Act of 1974.

           "ERISA Affiliate" means, with respect to any Person, any other Person, including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c), (m) or (o) of which such first Person is a member.

           "Event of Default" means any of the events specified in Section 6.01.

           "Existing Guaranty" means (a) any Guaranty outstanding on the Syndicated Credit Agreement Effective Date, to the extent set forth on Schedule Annex D-5, and (b) any Guaranty that constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (i) at the time such Guaranty is entered into and immediately after giving effect thereto, no Default would exist, (ii) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (iii) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced and
(iv) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

           "Existing Investments" means any Investments by RBMG or any Subsidiary outstanding as of the Credit Agreement Effective Date, to the extent set forth on Schedule Annex D-9.

           "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day or such transactions received by The Bank of New York from three Federal funds brokers of recognized standing selected by such bank.

           "Federal Funds Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Federal Funds Rate.

           "FHA" means the Federal Housing Administration.

           "FHA Notice of Assignment" means a Notice of Assignment in the form of Exhibit D to the Secured Mortgage Warehousing Revolving Credit Agreement.

           "FHLMC" means the Federal Home Loan Mortgage Corporation.

           "FNMA" means the Federal National Mortgage Association.

           "Foreclosure Advance" means either (a) a P&I Advance or a T&I Advance made in respect of a Mortgage Loan which is in foreclosure or (b) a Repurchase Foreclosure Advance.

           "General Intangible" means a general intangible as that term is defined in the Uniform Commercial Code.

           "Generally Accepted Accounting Principles" means generally accepted accounting principles as in effect on December 31, 1997, in the United States of America.

           "GNMA" means the Government National Mortgage Association.

           "Governmental Approval" means any authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any governmental unit.

           "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

           "Guaranty" of any Person means any obligation, contingent or otherwise, of such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a verb has the correlative meaning.

           "HUD" means the Department of Housing and Urban Development.

           "Indebtedness" of any Person means (in each case, whether such obligation is with full or limited recourse) (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms, (d) any obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person owned by any Person other than such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption or purchase of such Mandatorily Redeemable Stock), (f) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (g) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person to the extent that such reimbursement obligation remains outstanding after it becomes non-contingent, (h) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person and (i) any Indebtedness of others Guaranteed by such person.

           "Indebtedness-Free Subsidiary" means any wholly owned Subsidiary that has no Indebtedness other than the Indebtedness outstanding under a Syndicated Credit Agreement and Indebtedness owing to RBMG or another Indebtedness-Free Subsidiary.

           "Indemnified Person" means any Person that is, or at any time was, the Agent, a Co-Agent, a Bank, an Affiliate of the Agent, the Co-Agent or a Bank or a director, officer, employee or agent of any such Person.

           "Information" means data, certificates, reports, statements (including financial statements), opinions of counsel, documents and other information.

           "Intellectual Property" means (a) (i) patents and patent rights, (ii) trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature and (iii) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (b) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (a), and (c) rights relating to any Intellectual Property referred to in clause (a) or (b), including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

           "Investment" of any Person means (a) any Capital Security, evidence of Indebtedness or other security or instrument issued by any other Person, (b) any loan, advance or extension of credit to, or any contribution to the capital of, any other Person and (c) any other investment in any other Person.

           "Lending Office" of any Bank means the Domestic Lending Office or the LIBOR Lending Office of such Bank.

           "Liability" of any Person means (in each case, whether with full or limited recourse) any Indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under Contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

           "LIBOR Business Day" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealing in Dollar deposits) in London, England.

           "LIBOR Lending Office" of any Bank means (a) the branch or office of such Bank set forth below such Bank's name under the heading "LIBOR Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to
Section 1.07 or an assignment, the branch or office of such Bank set forth under the heading "LIBOR Lending Office" in the Commitment Increase Supplement or the Notice of Assignment, as the case may be, given to RBMG and the Agent with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its LIBOR Rate Loans are to be made or maintained.

           "LIBOR Rate" means, for any Interest Period, the rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) determined by The Bank of New York to be the rate at which it offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars in amounts comparable to the LIBOR Rate Loan of The Bank of New York to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second LIBOR Business Day before the first day of such Interest Period.

           "LIBOR Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted LIBOR Rate.

           "Lien" means, with respect to any property or asset (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise) (a) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (b) any other arrangement, express or implied, under which the same is pledged, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured Liabilities of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

           "Loan Document Related Claim" means any claim (whether civil, criminal or administrative and whether arising under Applicable Law, including any "environmental" or similar law, under Contract or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim arises or is asserted before or after the Effective Date or before or after the Repayment Date.

           "Loan Documents" means (a) this Agreement, the Notes, the Intercreditor Agreement (if any) and the Security Agreement and (b) all other agreements, documents, including Borrowing Base Certificates, and instruments relating to, arising out of, or in any way connected with (i) any agreement, document or instrument referred to in clause (a), (ii) any other agreement, document or instrument referred to in this clause (b) or (iii) any of the transactions contemplated by any agreement, document or instrument referred to in clause (a) or in this clause (b).

           "Mandatorily Redeemable Stock" means, with respect to any Person, any share of such Person's capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise,
(ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into Mandatorily Redeemable Stock.

           "Materially Adverse Effect" means, (a) with respect to any Person, any materially adverse effect on such Person's business, assets, Liabilities, financial condition, results of operations or business prospects, (b) with respect to any Loan Document, any adverse effect, WHETHER OR NOT MATERIAL, on the binding nature, validity or enforceability thereof as an obligation of a Borrower and (c) with respect to Collateral, a materially adverse effect on the value of a category of such Collateral or its utility in a Borrower's business or an adverse effect, WHETHER OR NOT MATERIAL, on the validity, perfection, priority or enforceability of the Security Interest therein.

           "Maximum Permissible Rate" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (a) civil or criminal penalties being imposed on the payee or (b) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

           "Meritage" means Meritage Mortgage Corporation, an Oregon corporation.

           "Money Market Investment" means (a) any security issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having a remaining maturity of not more than one year,
(b) any certificate of deposit, eurodollar time deposit and bankers' acceptance with remaining maturity of not more than six months, any overnight bank deposit, and any demand deposit account, in each case with any Bank or with any United States commercial bank having capital and surplus in excess of $500,000,000 and rated B or better by Thomson Bankwatch Inc. or (c) any repurchase obligation with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) above entered into with any financial institution meeting the qualifications specified in clause (b) above, and (d) any commercial paper issued by any Bank or the parent corporation of any Bank and any other commercial paper rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc. and in any case having a remaining maturity of not more than six months.

           "Moody's" means Moody's Investors Service, Inc.

           "Mortgage Loan" means Indebtedness (which is such by virtue of clause
(a) of the definition thereof) of an Obligor that is secured by residential real estate, including such Indebtedness that constitutes a Coop Loan.

           "Mortgage-Backed Security" means a security (including a participation certificate) that is (a) guaranteed by GNMA that represents interests in a pool of loans that (i) are secured by mortgages, deeds of trust or other instruments creating a Lien on property which is improved by a completed single family dwelling (one-to-four family unit) or (ii) are Coop Loans or (b) issued by FNMA, FHLMC or other Persons that represents interests in such a pool.

           "Multiemployer Benefit Plan" means any Benefit Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

           "Net Income" means, for any period, the amount of net income of RBMG for such period (taken as a cumulative whole), determined in accordance with Generally Accepted Accounting Principles.

           "Net Worth" means, at any date, the stockholders' equity of RBMG at such date, determined in accordance with Generally Accepted Accounting Principles.

           "New Commitment Bank" has the meaning ascribed thereto in Section 1.07(b).

           "Non-US Bank" means a Person that is not a United States Person and that is not described in Section 881(C)(3) of the Code.

           "Notice of Assignment" means any notice to the Borrower and the Agent with respect to an assignment pursuant to Section 9.10(a) in the form of
Schedule 9.10(a).

           "Obligor" means the Person or Persons obligated to pay the Indebtedness which is the subject of a Mortgage Loan, including any guarantor of such indebtedness.

           "PBGC" means the Pension Benefit Guaranty Corporation.

           "Permitted Guaranty" means (a) any Guaranty that is an endorsement of a check for collection in the ordinary course of business, (b) any Guaranty (made in the ordinary course of business and consisting only of customary selling warranties required under selling contracts with Approved Investors) of the obligations of mortgagors with respect to Mortgage Loans sold by RBMG or a Subsidiary, except that RBMG's or such Subsidiary's, as the case may be, obligations under a "with recourse" sale to FHLMC, under a "regular" servicing option sale to FNMA, or under any similar sale to any other Person, shall not constitute a Permitted Guaranty, (c) any Guaranty by RBMG of any insurer of, or other Person providing credit support for, or purchaser of securities issued pursuant to one or more asset securitization facilities or one or more transactions involving the sale of a group of loans effected by RBMG, RBMG Funding Co., AMC or one or more Wholly Owned Subsidiaries of RBMG formed as a bankruptcy-remote Person solely for the purpose of, and which engage in no business other than the activities necessary to effect, one or more asset securitization facilities, solely to the extent that such Guaranty indemnifies such indemnified Person for losses resulting from any representation or warranty made by RBMG or one of its Subsidiaries that was incorrect or misleading when made or deemed made in any agreement or disclosure document entered into or issued in connection with such asset securitization facility or sale of loans; provided that any such Guaranty that assures such indemnified Person that any or all of the assets securing such securities or subject of such sale will be shall not constitute a Permitted Guaranty and (d) the Guaranty by RBMG under Section
9.22 of the Mortgage Warehousing Revolving Credit Agreement.

           "Permitted Lien" means (a) with respect to any asset that does not constitute Collateral, (i) any Lien arising in the ordinary course of business and that secures a Liability that does not constitute Indebtedness and at the time is not required to be paid in accordance with Section 1(d) of Annex D and, if such Lien arises in connection with legal proceedings, the execution or other enforcement thereof is not unstayed for more than 20 days; (ii) any Lien on the assets of any Person securing Indebtedness of such Person to which Section 4 of Annex D is not applicable, (iii) any Lien securing Hedge Contracts, but only if such Hedge Contracts are entered into in the ordinary course of business; and
(iv) Liens incidental to the conduct of the mortgage banking and equipment leasing businesses of RBMG and its Subsidiaries or the ownership of its properties or arising out of transactions entered into in the ordinary course of such business which do not secure Indebtedness and do not, in the aggregate, materially detract from the value of its properties in the aggregate or materially impair the use thereof in the ordinary course of such business; and
(b) with respect to any asset that constitutes Collateral, the Syndicated Credit Agreement Security Interests.

           "Person" means any individual, sole proprietorship, corporation, partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate", any trade or business.

           "Post-Default Rate" means, for any day, the rate otherwise applicable under Section 1.03(a)(i) or (ii) for such day plus 2% or, if no rate would otherwise be applicable under

Section 1.03(a)(i) or (ii), the sum of 2% and the higher of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day.

           "Prime Rate" means the prime commercial lending rate of The Bank of New York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

           "Principals" means all Persons that are, or at any time were, the Secured Party, an Agent, a Co-Agent, a Bank or any other Indemnified Person.

           "Prohibited Transaction" means any transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

           "Property" means the real property, including the improvements thereon, and the personal property (tangible and intangible) which purport to secure a Mortgage Loan.

           "Qualifying Balances" means, with respect to any Bank, those free collected balances maintained in non-interest bearing accounts (whether or not such accounts are trust accounts) in the Borrower's name with such Bank or with a financial institution designated by such Bank and acceptable to the Borrower (after deducting for purposes of calculating such balances FDIC insurance premiums, float and balances required by such Bank under its normal practices to compensate such Bank for the maintenance of such accounts and taking into consideration any reserve requirements applicable to such accounts).

           "Questionnaire" means the Questionnaire in the form attached to the Security Agreement as Exhibit A delivered by a Borrower to the Agent and the Collateral Agent in connection with this Agreement.

           "RBC" means Resource Bancshares Corporation, a South Carolina corporation.

           "RBMG" means Resource Bancshares Mortgage Group, Inc., a Delaware corporation.

           "RBMG Mortgage" has the meaning ascribed to that term in the Secured Mortgage Warehousing Revolving Credit Agreement.

           "RBMG Mortgage Loan" has the meaning ascribed to that term in the Secured Mortgage Warehousing Credit Agreement.

           "Register" means a register kept at the Agent's office by the Agent on behalf of RBMG, at no extra charge to RBMG, on which the Agent records the names of the Registered holders of Registered Notes.

           "Registered Holder" means the Person in whose name a Registered Note is registered.

           "Registered Note" means a Note the name of the holder of which has been recorded on the Register. The registration of a Note shall constitute the registration of the Loan evidenced thereby.

           "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System.

           "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System.

           "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System.

           "Regulatory Change" means any Applicable Law, interpretation, directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that is Enacted or is implemented or first required or expected to be complied with after the Syndicated Credit Agreement Effective Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank Tax.

           "Repayment Date" means the later of (a) the termination of the Commitments (whether as a result of the occurrence of the Termination Date, reduction to zero pursuant to Section 1.07 or termination pursuant to Section 6.02) and (b) the payment in full of the Loans and all other amounts payable or accrued hereunder.

           "Reportable Event" means, with respect to any Benefit Plan of any Person, (a) the occurrence of any of the events set forth in ERISA Section 4043(c), other than an event as to which the requirement of 30 days' notice, or the penalty for failure to provide such notice, has been waived by the PBGC, (b) the existence of conditions sufficient to require advance notice to the PBGC pursuant to ERISA Section 4043(b), (c) the occurrence of any of the events set forth in ERISA Sections 4062(e) or 4063(a) or the regulations thereunder, (d) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code Section 401(a)(29) or (e) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

           "Representation and Warranty" means any representation or warranty made pursuant to or under (a) Section 2.02, Article 3, or any other provision of this Agreement, (b) Annex C or Annex E or (c) any amendment to, or waiver of rights under, this Agreement, or either such Annex, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR

WARRANTY REFERRED TO IN CLAUSE (a), (b) OR (c) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF RBMG.

           "Repurchase Foreclosure Advance" has the meaning ascribed to such term in Section 10.01.

           "Required Banks" means Banks having more than 66-2/3% of the aggregate amount of, when an Event of Default does not exist, the Commitments, and during an Event of Default, the Loans outstanding.

           "Required Principal Payments" means, for any fiscal quarter, the aggregate of the principal amounts of the Loans (as defined in the Revolving/Term Credit Agreement) required in accordance with the terms of
Section 1.04(a) of the Revolving/Term Credit Agreement to be repaid by RBMG during such fiscal quarter.

           "Reserve Requirement" means, at any time, the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities", as that term is used in Regulation
D. The Adjusted LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

           "Restricted Payment" means (a) any dividends or other distribution on account of any shares of RBMG's capital stock (other than dividends payable solely in shares of any of its capital stock) or (b) any payment on account of any purchase, redemption, retirement, exchange or conversion of any of RBMG's Capital Securities, including purchases of Mandatory Redeemable Stock of RBMG pursuant to RBMG's employee stock purchase plan.

           "Revolving/Term Credit Agreement" means the Third Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 28, 1998, among RBMG, the Agent and Collateral Agent, the Co-Agents and the Banks party thereto.

           "S&P" means Standard & Poor's Rating Service, a division of the McGraw Hill Companies, Inc.

           "Secured Mortgage Warehousing Revolving Credit Agreement" means the Third Amended and Restated Secured Mortgage Warehousing Revolving Credit Agreement, dated as of July 28, 1998, among Resources Bancshares Mortgage Group, Inc., RBMG Mortgage, the Banks listed on the signature pages thereof and The Bank of New York, as Agent, and the Co-Agents.

           "Secured B/C Mortgage Warehousing Revolving Credit Agreement" means the First Amended and Restated Secured B/C Mortgage Warehousing Revolving Credit Agreement, dated as of July 28, 1998 among RBMG, the Banks party thereto, The First National Bank of Chicago, as Documentation Agent, First Union National Bank, as Syndication Agent, and The Bank of New York, as Agent.

           "Security Interest" means the Liens created, or purported to be created, by the Loan Documents.

           "Serviced Mortgage Loan" means a Mortgage Loan the Servicing Rights with respect to which constitute part of the Servicing Portfolio.

           "Servicing Contract" means a written agreement between an investor and a Person acting as servicer (or in the case of a sub-servicing arrangement, between the Person acting as servicer and the master servicer) providing for the servicing of Mortgage Loans, including pools of Mortgage Loans underlying Mortgage-Backed Securities, and includes all manuals, guides and Applicable Laws incorporated by reference in or otherwise governing the terms of the relationship of such investor and the Person acting as servicer thereunder. Unless otherwise specified, "Servicing Contract" means a Servicing Contract under which RBMG or a sub-agent of RBMG is the Person acting as servicer.

           "Servicing Portfolio" means at any time the aggregate outstanding principal balance of the Mortgage Loans the Servicing Rights with respect to which make up the entire portfolio of Servicing Rights owned by RBMG, excluding the Servicing Rights with respect to which RBMG has "full recourse" obligations at that time.

           "Servicing Rights" means (a) all rights under a Servicing Contract of the Person acting (directly or through a sub-agent) as servicer thereunder, including all rights to compensation, payment and reimbursement, (b) all rights of such Person to termination fees payable in respect of such Servicing Contract, and (c) all proceeds of any sale, assignment or other disposition of such Person's interest in such Servicing Contract. Unless otherwise specified, "Servicing Rights" means Servicing Rights of RBMG.

           "Subordinated Indebtedness" means Indebtedness of a Borrower that is subordinate in right of payment to the Liabilities of a Borrower under the Loan Documents to which it is a party, pursuant to subordination provisions the terms and conditions of which are acceptable to the Required Banks.

           "Subsidiary" means, with respect to any Person, any other Person (a) securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (b) other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of RBMG.

           "Syndicated Credit Agreements" means the Secured Mortgage Warehousing Revolving Credit Agreement, the Secured Revolving/Term Credit Agreement and the Secured B/C Mortgage Warehousing Revolving Credit Agreement.

           "Syndicated Credit Agreement Effective Date" means the earliest of
(a) the "Effective Date" as that term is defined in the Secured Mortgage Warehousing Revolving Credit Agreement, (b) the "Effective Date" as that term is defined in the Revolving/Term Credit Agreement, and (c) the "Effective Date" as that term is defined in the Secured B/C Mortgage Warehousing Credit Agreement.

           "Syndicated Credit Agreement Security Interest" has the meaning ascribed to the term "Security Interest" in each of the Syndicated Credit Agreements.

           "Tax" means any Federal, State or foreign tax, assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

           "Termination Event" means, with respect to any Benefit Plan, (a) any Reportable Event with respect to such Benefit Plan, (b) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (c) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (d) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

           "Total Liabilities" means, at any time, all of RBMG's Liabilities to the extent reflected, or required in accordance with Generally Accepted Accounting Principles to be reflected, on a balance sheet of RBMG, including obligations in respect of whole loan gestation financing agreements which either do not have initial pool certification or are not with "assignment of trade," but excluding gestation and repurchase financing agreements with respect to initially certified pools and whole loan gestation financing agreements which have "assignment of trade."

           "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under ERISA Section 4001(a)(18).

           "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

           "United States Person" means a corporation, partnership or other entity created, organized or incorporated under the laws of the United States of America or a State thereof (including the District of Columbia).

           "VA" means the Veterans Administration.

           "VA Notice of Assignment" means a Notice of Assignment in the form of Exhibit E to the Secured Mortgage Warehousing Revolving Credit Agreement.

           "Wholly Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the Capital Securities and all other ownership interests and rights to acquire ownership interests of which (except directors' qualifying shares) are, directly or indirectly, owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, "Wholly Owned Subsidiary" means a Wholly Owned Subsidiary of RBMG.

                                     ANNEX C

                     CERTAIN REPRESENTATIONS AND WARRANTIES


           RBMG represents and warrants as follows:

           Section 1. Organization; Power; Qualification. RBMG and each Subsidiary are corporations or limited liability companies duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, have the power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign business entities, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and does not have a significant possibility of having a Materially Adverse Effect on (a) RBMG or (b) the Collateral.

           Section 2. Subsidiaries. On the Syndicated Credit Agreement Date, RBMG has no Subsidiaries other than as set forth on Schedule Annex C-2.

           Section 3. Authorization; Enforceability; Required Consents; Absence of Conflicts. Each of RBMG and RBMG Mortgage has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and to borrow hereunder in the unused amount of the Commitments available to it. This Agreement has been, and each of the other Loan Documents when delivered will have been, duly executed and delivered by RBMG and is, or when so delivered will be, a legal, valid and binding obligation of RBMG or RBMG Mortgage, as the case may be, enforceable against RBMG or RBMG Mortgage, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by RBMG and RBMG Mortgage of the Loan Documents to which it is a party, and each borrowing hereunder, whether or not in the amount of the unused Commitments, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders of RBMG or any Subsidiary, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such required under any Applicable Law or Contract as in effect on the Effective Date, are listed on Schedule Annex C-3, or (b) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of RBMG or any Subsidiary under, (i) any Contract to which RBMG or any Subsidiary is a party or by which RBMG or any Subsidiary or any of their respective properties may be bound or (ii) any Applicable Law.

           Section 4. Taxes. RBMG and each Subsidiary have (a) filed all Tax returns required to have been filed by it under Applicable Law, (b) paid all Taxes that are shown on such returns as being due and payable by it or have been assessed against it, except for Taxes the failure to have paid which does not contravene Section 1(d) of Annex D and (c) to the extent required by Generally Accepted Accounting Principles, reserved against all Taxes that are payable by it but are not yet due or that are due and payable by it or have been assessed against it but have not yet been paid.

           Section 5. Litigation. Except as set forth on Schedule Annex C-5, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or threatened (nor, to the knowledge of RBMG and its Subsidiaries is there any basis therefor) against or in any other way relating to or affecting
(a) RBMG or any of its Subsidiaries or any of their respective businesses or properties, (b) any Loan Document or (c) the Collateral, except actions, suits or proceedings that (x) do not, singly or in the aggregate, have a significant possibility (taking into account the likelihood of an adverse determination) of having a Materially Adverse Effect on RBMG and (y) if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on any Loan Document or the Collateral.

           Section 6. Burdensome Provisions. Neither RBMG nor any Subsidiary is a party to or bound by any Contract or Applicable Law, except those compliance with which does not and will not have a significant possibility of having a Materially Adverse Effect on (a) RBMG, (b) any Loan Document or (c) the Collateral.

           Section 7. No Adverse Change or Event. Since December 31, 1997, no change in the business, assets, Liabilities, financial condition, results of operations or business prospects of RBMG or any Subsidiary has occurred, and no event has occurred or failed to occur, that has had or that has a significant possibility of having, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) RBMG, (b) any Loan Document or (c) the Collateral. RBMG acknowledges that such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default (other than an Event of Default specified in Section 6.01(f) of this Agreement) shall have occurred and be continuing.

           Section 8. Year 2000. The Borrower and its Subsidiaries have reviewed the effect of the Year 2000 Issue on the computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for the Borrower and its Subsidiaries or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such computer systems of the Borrower and its

Subsidiaries interface). The costs to the Borrower and its Subsidiaries of any reprogramming required as a result of the Year 2000 Issue to permit the proper functioning of such systems and equipment and the proper processing of data, and the testing of such reprogramming, and of the reasonably foreseeable consequences of the Year 2000 Issue to the Borrower or any of its Subsidiaries (including reprogramming errors and the failure of systems or equipment supplied by others) are not reasonably expected to result in a Default or Event of Default or to have a material adverse effect on the business, assets, operations, prospects or condition (financial or otherwise) of the Borrower or any of its Subsidiaries.

           Section 9. Additional Adverse Facts. Except for facts and circumstances disclosed on Schedule Annex C-5 or Schedule Annex C-8 or in the notes to the financial statements referred to in Section 2(a) of Annex E, no fact or circumstance is known to RBMG or RBMG Mortgage, as of the Syndicated Credit Agreement Effective Date, that, either alone or in conjunction with all other such facts and circumstances, has had or has a significant possibility of having (so far as RBMG can foresee) a Materially Adverse Effect on (a) RBMG, (b) any Loan Document or (c) the Collateral. If a fact or circumstance disclosed on such Schedules or in such notes should in the future have a Materially Adverse Effect on (x) RBMG, (y) any Loan Document or (z) the Collateral, such Materially Adverse Effect shall be a change or event subject to Section 7 notwithstanding such disclosure.

           Section 10. Agency Approvals. RBMG is, and is in good standing as, an FNMA- and FHLMC-approved Seller/Servicer, a GNMA-approved Issuer/Servicer, a HUD Direct Endorsement Lender and a VA-approved lender.

                                                              Schedule Annex C-2


                            SCHEDULE OF SUBSIDIARIES


                                       AMC
                             Laureate Capital Corp.
                         Laureate Realty Services, Inc.
                                    Meritage
                                RBMG Funding Co.
                               RBMG Mortgage, Inc.
                              RBMG Subsidiary Inc.
                                       RBC
                                TFP Funding, Inc.
                              TFP Funding III, Inc.

                                                              Schedule Annex C-3



                        SCHEDULE OF REQUIRED CONSENTS AND
                             GOVERNMENTAL APPROVALS

None.

                                                              Schedule Annex C-5



                         SCHEDULE OF MATERIAL LITIGATION

None.

                                                              Schedule Annex C-8



                  SCHEDULE OF ADDITIONAL MATERIAL ADVERSE FACTS

None.

                                     ANNEX D

                                CERTAIN COVENANTS


A.  Affirmative Covenants.

           RBMG shall and, in the case of Sections 1 and 2, shall cause each Subsidiary to:

           Section 1. Preservation of Existence and Properties, Scope of Business, Compliance with Law, Payment of Taxes and Claims, Preservation of Enforceability. (a) Preserve and maintain its existence and all of its other franchises, licenses, rights and privileges, (b) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, (c) comply with Applicable Law, (d) pay or discharge when due all Taxes and all Liabilities that might become a Lien on any of its properties and
(e) take all action and obtain all consents and Governmental Approvals required so that its obligations under the Loan Documents (as defined in any Syndicated Credit Agreement) will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except that this Section 1 (other than clauses (a), in so far as it requires RBMG to preserve its corporate existence, and (e)) shall not apply in any circumstance (i) where noncompliance, together with all other noncompliances with this Section 1, does not have a significant possibility of having a Materially Adverse Effect on (A) RBMG, (B) any Loan Document or (C) the Collateral or (ii) where noncompliance is being contested in good faith and by appropriate proceedings diligently conducted and appropriate reserves against the possibility that compliance will be required have been established in accordance with Generally Accepted Accounting Principles.

           Section 2. Insurance. Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances, including errors and omissions coverage and fidelity coverage in form and substance acceptable under FNMA and FHLMC guidelines, and furnish the Agent on request full information as to all such insurance.

           Section 3. Maintain Eligibility as Servicer. Maintain its eligibility and be in good standing as a FNMA- and FHLMC-approved Seller/Servicer, a GNMA-approved Issuer/Servicer, a HUD Direct Endorsement Lender and a VA-approved lender.

B.  Negative Covenants.

           RBMG shall not, and shall not permit any Subsidiary to, directly or indirectly:

           Section 4. Indebtedness. Have any Indebtedness, at any time, except that this Section 4 shall not apply to:

           In the case of RBMG:

                      (a) Indebtedness outstanding under the Syndicated Credit Agreements;

                     (b) repurchase and gestation financing, but only if and so long as (i) such financing is with investment banks that have been approved in writing by the Agent, such approval not to be unreasonably withheld, and (ii) the aggregate principal amount of such financing outstanding at the end of, and the average principal amount of all such financing outstanding during, each calendar month is reported to the Agent no later than the fifteenth Business Day following the end of such month;

                     (c)  daylight overdrafts; and

                     (d) other Indebtedness in an aggregate principal amount outstanding at any time not in excess of $150,000,000; and

           In the case of any Subsidiary: (i) Indebtedness under any Syndicated Credit Agreement, (ii) other Indebtedness incurred by such Subsidiary in connection with a secured mortgage warehousing loan facility entered into by such Subsidiary, (iii) daylight overdrafts (iv) other Indebtedness incurred by such Subsidiary, other than RBC and AMC, in an aggregate principal amount outstanding at any time for all Subsidiaries not in excess of $5,000,000, (v) Indebtedness incurred by Meritage owing to RBMG in an aggregated principal amount outstanding at any time not in excess of $25,000,000, (vi) Indebtedness incurred by such Subsidiary owing to RBMG or to any other Subsidiary in an aggregate principal amount outstanding at any time for all Subsidiaries not in excess of $10,000,000, (vii) other Indebtedness incurred by RBC in an aggregate principal amount outstanding at any time not in excess of $200,000,000, (viii) other Indebtedness incurred by AMC in an aggregate principal amount outstanding at any time not in excess of $10,000,000 and (ix) other Indebtedness incurred by one or more Wholly Owned Subsidiaries of RBMG formed as a bankruptcy-remote Person solely for the purpose of, and which engage in no business other than the activities necessary to effect, one or more asset securitization facilities, provided, that, such Indebtedness incurred in any such asset securitization facility shall be non-recourse to such Subsidiary other than to the assets subject of such asset securitization facility.

           Section 5. Guaranties. Be obligated, at any time, in respect of any Guaranty, except that this Section 5 shall not apply to (a) Existing Guaranties,
(b) Permitted Guaranties, (c) Guaranties by RBMG of the obligations of Subsidiaries (other than in respect of Indebtedness of such Subsidiaries) incurred in the ordinary course of business of such Subsidiaries, provided that the maximum aggregate liabilities so guaranteed by RBMG for all such Subsidiaries may not exceed $20,000,000 and (d) Guaranties by RBMG of Indebtedness of either of RBC or AMC to the extent Section 4 of this Annex D is not applicable to such Indebtedness by virtue of clauses (v) and (vi) thereof, provided that, in the case of RBC, such Indebtedness shall be secured by the assets of RBC representing all or a portion of its leasing portfolio having an aggregate value equal to or greater than the aggregate principal amount of such Indebtedness so guaranteed, and provided, further, that if the Collateral has been released pursuant to Section 9.23 of the Secured B/C Mortgage Warehousing Credit Agreement and Section 9.25 of the Secured Mortgage Warehousing Credit Agreement, each such Guaranty must be on terms and conditions satisfactory to the Required Banks.

           Section 6. Liens. Permit to exist, at any time, any Lien upon any of their respective properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this
Section 6 shall not apply to Permitted Liens.

           Section 7. Restricted Payments. Make or declare or otherwise become obligated to make any Restricted Payment, except that this Section 7 shall not apply to (a) any Restricted Payment consisting of the repurchase of shares of RBMG's Capital Securities in an aggregate amount, for all such repurchases under this clause (a) after the Syndicated Credit Agreement Effective Date, not in excess of $10,000,000, and (b) any Restricted Payment in any fiscal year of RBMG ending after the Syndicated Credit Agreement Effective Date the amount of which, together with the amounts of all Restricted Payments under this clause (b) that RBMG and its Subsidiaries have made or declared or otherwise become obligated to make during such fiscal year would not exceed 50% of Net Income for such fiscal year, but only if, in the case of any Restricted Payment, whether under clause
(a) or (b), at the time of the making thereof, and immediately after giving effect thereto, a Default would not exist. This Section 7 shall not prohibit the payment of a dividend that constitutes a Restricted Payment if such Restricted Payment is made within 45 days of the declaration thereof and such Restricted Payment was permitted under this Section 7 at the time of its declaration.

           Section 8. Merger or Consolidation. Merge or consolidate with any Person, except that, if after giving effect thereto no Default would exist, this
Section 8 shall not apply to (a) any merger or consolidation of RBMG with any one or more Persons, provided that RBMG shall be the continuing Person, and (b) any merger or consolidation of any Subsidiary with any one or more other Persons, provided that the continuing Person shall, after giving effect to such merger or consolidation, be a Wholly-Owned Subsidiary.

           Section 9. Investments. Make or acquire any Investment or have any Investment outstanding, except that this Section 9 shall not apply to (a) Existing Investments, (b) Money Market Investments, (c) Guaranties to which
Section 5 of this Annex D is not applicable by virtue of clause (d) thereof, (d) extensions of credit in the ordinary course of business, including Mortgage Loans and Mortgage-Backed Securities (as defined in both of the Secured Mortgage Warehousing Revolving Credit Agreement and the Secured B/C Mortgage Warehousing Revolving Credit Agreement) made or purchased, (e) Hedge Contracts, (f) loans to any Person for use by such Person to acquire or originate Mortgage Loans and servicing rights, provided that such loans are secured by Mortgage Loans, servicing rights or Mortgage-Backed Securities (as defined in both of the Secured Mortgage Warehousing Revolving Credit Agreement and the Secured B/C Mortgage Warehousing Revolving Credit Agreement) and are made in the ordinary course of business, (g) loans to the Resource Bancshares Mortgage Group, Inc. Employee Stock Ownership Plan in an aggregate principal amount not in excess of $20,000,000 at any time outstanding,
(h) Investments in RBMG Mortgage in an aggregate amount not in excess of $5,000,000 at any time outstanding, and (i) Investments to which Section 10 is not applicable by virtue of clause (b) thereof.

           Section 10. Disposition and Acquisition of Assets. (a) Sell, lease, assign, license, transfer or otherwise dispose of any asset or any interest therein, except that this Section 10 shall not apply to (i) any disposition of any asset or any interest therein in the ordinary course of business (it being expressly understood that, in the ordinary course of its business, RBMG and its Subsidiary sell Mortgage-Backed Securities (as defined in both of the Secured Mortgage Warehousing Revolving Credit Agreement and the Secured B/C Mortgage Warehousing Revolving Credit Agreement), Mortgage Loans with or without servicing released and Servicing Rights), (ii) any sale of any equipment leases or any interest therein by RBC in the ordinary course of business, (iii) any disposition of any obsolete or retired property not used or useful in the business of RBMG or such Subsidiary and (iv) any transaction to which any of the other provisions of this Annex D (other than Section 11) is by its express terms inapplicable.

           (b) Purchase or acquire (including by way of merger or consolidation) any asset or any interest therein, including but not limited to Capital Securities, of any Person other than (i) acquisitions in the ordinary course of business and (ii) other acquisitions so long as the aggregate purchase price (exclusive of shares of the capital stock of RBMG, other than Mandatorily Redeemable Stock) of any such acquisition or group of related acquisitions does not exceed $20,000,000.

           Section 11. Transactions with Affiliates. Effect any transaction with any Affiliate on a basis less favorable than would at the time be obtainable for a comparable transaction in an arms-length dealing with an unrelated third party, provided that this Section 11 shall not apply to transactions by RBMG with a Subsidiary to the extent such transaction is no less favorable to RBMG than would be obtainable for a comparable transaction in an arms-length dealing with an unrelated third party.

           Section 12. Change of Business. Engage, significantly, in any type of business that is not or is not related to the mortgage banking and lending business and the servicing of mortgage loans; or, in the case of RBC, the business of acquiring, originating, servicing and selling equipment leases.

C.  Financial Tests.

           RBMG shall not:

           Section 13. Minimum Net Worth. Permit its Net Worth at any time to be less than an amount equal to (a) $185,000,000 plus (b) 100% of the sum of the positive Net Incomes of RBMG for each of the fiscal quarters of RBMG commencing with the fiscal quarter ending June 30, 1998 plus (c) 100% of the contributions (other than contributions in the form of subordinated indebtedness) to the capital of RBMG made after the Syndicated Credit Agreement Effective Date minus
(d) Restricted Payments permitted under Section 7 made or declared by RBMG, or with respect to which RBMG otherwise became obligated, after the Syndicated Credit Agreement Effective Date.

           Section 14. Total Liabilities to Adjusted Net Worth. Permit the ratio of its Total Liabilities to its Adjusted Net Worth at any time to be greater than 8.0 to 1.0.

           Section 15. 30 Days Past Due and Foreclosed Serviced Mortgage Loans. Permit, at any time, the sum of (a) the aggregate principal amount, at that time, of Serviced Mortgage Loans any payments on which are more than 30 days past due, and (b) the aggregate principal amount, at that time, of Serviced Mortgage Loans which are being foreclosed to be more than 5% of the outstanding principal amount, at that time, of all Serviced Mortgage Loans.

           Section 16. 90 Days Past Due and Foreclosed Serviced Mortgage Loans. Permit, at any time, the sum of (a) the aggregate principal amount, at that time, of Serviced Mortgage Loans any payments on which are more than 90 days past due, and (b) the aggregate principal amount, at that time, of Serviced Mortgage Loans which are being foreclosed to be more than 2% of the outstanding principal amount, at that time, of all Serviced Mortgage Loans.

           Section 17. Balance of Servicing Portfolio. Permit at any time the principal balance of all Serviced Mortgage Loans to be less than $4,000,000,000 at any time.

           Section 18. Cash Flow to Required Principal Payments. Permit the ratio at the end of any fiscal quarter of its Cash Flow for that fiscal quarter plus its Cash Flow for the immediately preceding fiscal quarter to its Required Principal Payments during the next two succeeding fiscal quarters to be less than 1.3 to 1.0.

                                                              Schedule Annex D-5



                         SCHEDULE OF EXISTING GUARANTIES

                                                              Schedule Annex D-9


                        SCHEDULE OF EXISTING INVESTMENTS

Company                       Investment                     Investment Amount
-------                       ----------                     -----------------

                                     ANNEX E

                                   INFORMATION


           Section 1. Information to Be Furnished. From the Effective Date and until the Repayment Date, RBMG shall furnish to the Agent:

           (a) Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each quarterly accounting period of RBMG, commencing with the quarterly period ending June 30, 1998, consolidated and, if requested by the Agent, consolidating balance sheets of RBMG and the Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated and, if requested by the Agent, consolidating statements of income, retained earnings and cash flows of RBMG and the Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

           (b) Year-End Financial Statements; Accountants' Certificates. As soon as available and in any event within 90 days after the end of each fiscal year of RBMG, commencing with the fiscal year ending December 31, 1998:

                      (i) consolidated and, if requested by the Agent, consolidating balance sheets of RBMG and the Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, retained earnings and cash flows of RBMG and the Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year;

                      (ii) an unqualified audit report of Price Waterhouse, or other independent certified public accountants of recognized standing satisfactory to the Required Banks, on such of the financial statements referred to in clause (i) as are consolidated financial statements; and

                      (iii) a certificate of such accountants addressed to the Board of Directors of RBMG and in form and substance satisfactory to the Required Banks stating that they have caused the Agreement to be reviewed and that, in making the examination necessary for their report on such consolidated financial statements, nothing came to their attention that caused them to believe that, as of the date of such financial statements, RBMG was not in compliance with the covenants contained in Sections 7, 9, 13, 14, 15, 16, 17 and 18 of Annex D.

           (c) Officer's Certificate as to Financial Statements and Defaults. At the time that financial statements are furnished pursuant to Section (a) or (b), a certificate of the vice chairman or chief financial officer of RBMG in the form of Schedule Annex E-1(c).

           (d) Monthly Statements. As soon as available and in any event no later than 15 Business Days after the end of each month and at such other times as the Agent or the Required Banks may reasonably request:

                      (i) a balance sheet and income statement at and as of the last day of each month and, in the case of each income statement, for the year-to-date, in each case in a form acceptable to the Agent, together with a certificate of the vice chairman or chief financial officer of RBMG setting forth the calculation for determining compliance with Sections 13 through 18 of Annex D in the same detail as set forth in the certificate required to be delivered quarterly in the form of Schedule Annex E-1(c); and

                      (ii) a Borrowing Base Certificate.

           (e) Audit Reports. Promptly after receipt thereof by RBMG, unless prohibited by Applicable Law, copies of each HUD Single Family Audit Report and FNMA and FHLMC audit reports on RBMG and its operations.

           (f) Other Information. Promptly, such additional financial and other information, including financial statements of RBMG and, if available, any Approved Investor (other than FNMA or FHLMC), and such information regarding the Collateral as any Bank, through the Agent, may from time to time reasonably request, including such information as is reasonably necessary for any Bank to grant participations of its interests in Loans hereunder or to enable another financial institution to become a signatory hereto. The Agent shall promptly deliver to each Bank a copy of all notices, reports and other materials furnished to it by RBMG pursuant to this Section 1.

           (g) Reports and Filings. (i) Promptly upon receipt thereof, copies of all reports relating to the business, as a whole, assets, Liabilities, financial condition, results of operation, or business or financial prospects of RBMG or any of its Subsidiaries, if any, submitted to RBMG or any Subsidiary, or the Board of Directors of RBMG or any Subsidiary, by its independent certified public accountants, including any management letter and (ii) as soon as practicable, copies of all such financial statements and reports as RBMG or any Subsidiary shall send to its stockholders and of all registration statements and all regular or periodic reports that RBMG or any Subsidiary shall file, or may be required to file, with the Securities and Exchange Commission or any successor commission.

           (h) Requested Information. From time to time and promptly upon request of any Bank, such Information regarding the Loan Documents, the Loans or the business, assets, Liabilities, financial condition, results of operations or business prospects of RBMG or any

Subsidiaries as such Bank may reasonably request, in each case in form and substance and certified in a manner satisfactory to the requesting Bank.

           (i) Notice of Defaults, Material Adverse Changes and Other Matters. Prompt notice of:

                      (i) the threatening or commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit or proceeding that would cause the Representation and Warranty contained in Section 5 of Annex C to be incorrect if made at such time,

                      (ii) the occurrence or nonoccurrence of any change or event that would cause the Representation and Warranty contained in
           Section 7 of Annex C to be incorrect if made at such time,

                      (iii) any change in the rating given by any nationally recognized rating agency to any securities issued by RBMG,

                      (iv) any event or condition referred to in clauses (a) through (g) of Section 6.01 of the Agreement whether or not such event or condition shall constitute an Event of Default,

                      (v) any amendment of the certificate of incorporation or by-laws of RBMG or RBMG Mortgage, and

                      (vi) any change in the name of any Subsidiary, its jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by RBMG or another Subsidiary or its status as a Consolidated or non-Consolidated Subsidiary.

           (j) Regulatory Reports and Information. (i) Promptly upon receipt thereof, copies of all reports relating to RBMG, including the GNMA "Issuer Feedback Report" and "Expert Rating" report and any similar reports of FNMA and FHLMC, (ii) promptly after the occurrence thereof, notice of (1) any loss by RBMG of its status as an issuer in good standing of Mortgage Backed Securities, including its status as a GNMA issuer, (2) the assignment of RBMG to a special watch group, including an assignment by GNMA of RBMG to its Issuer Assistance Group, (3) any suspension or restriction to review of any GNMA commitments for RBMG, (4) receipt of any notice of intent to default or the entry into a supervisory agreement, including any such with GNMA, (iii) promptly after receipt thereof, copies of all correspondence and all notices relating to any of the foregoing and (iv) prompt notice of any other adverse development that is or could be prejudicial to RBMG's continued status as an FNMA and FHLMC-approved Seller/Servicer, a GNMA-approved Issuer/Servicer, an HUD Direct Endorsement Lender and a VA-approved lender.

           (k) Within 30 days after the end of each calendar quarter, (a) a written appraisal in form and substance satisfactory to the Agent as to the market value of the Servicing Rights, prepared by a third-party appraiser satisfactory to the Agent and (b) a written appraisal, in form and substance acceptable to the Agent, of the value of Hedge Contracts.

           Section 2. Accuracy of Financial Statements and Information.

           (a) Historical Financial Statements. RBMG hereby represents and warrants that (i) Schedule Annex E-2(a) sets forth a complete and correct list of the financial statements submitted by RBMG to the Banks in order to induce them to execute and deliver the Agreement, (ii) such financial statements present fairly, in accordance with Generally Accepted Accounting Principles, the financial position of RBMG as at their respective dates and the results of operations, retained earnings and, as applicable, changes in financial position or cash flows of RBMG for the respective periods to which such statements relate, and (iii) except as disclosed or reflected in such financial statements, as of March 31, 1998, RBMG had no Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or has a significant possibility of having a Materially Adverse Effect on RBMG.

           (b) Future Financial Statements. The financial statements delivered pursuant to Section 1(a), (b) or (d) of this Annex E shall present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom that are described in the certificate or report accompanying such statements), the consolidated and, if applicable, consolidating financial position of RBMG and the Consolidated Subsidiaries as at their respective dates and the consolidated and, if applicable, consolidating results of operations, retained earnings and cash flows of RBMG and such Subsidiaries for the respective periods to which such statements relate, and the furnishing of the same to the Banks shall constitute a Representation and Warranty by RBMG made on the date the same are furnished to such Banks to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither RBMG nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or has a significant possibility of having a Materially Adverse Effect on RBMG.

           (c) Historical Information. RBMG hereby represents and warrants that all Information furnished to the Agent or the Banks by or on behalf of RBMG prior to the Syndicated Credit Agreement Effective Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, (A) in the case of any Information prepared in the ordinary course of business, was complete and correct in all material respects and in the light of the purpose for which it was prepared, and, in the case of any Information the preparation of which was requested by any Bank, was complete and correct in all material respects to the extent necessary to give such Bank true and accurate knowledge of the subject matter thereof, (B) did not contain any untrue statement of a material fact, and (C) did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

           (d) Future Information. All Information furnished to the Agent or the Banks by or on behalf of RBMG on or after the Syndicated Credit Agreement Effective Date in connection with or pursuant to any of the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under, any of the Loan Documents, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any Information prepared in the ordinary course of business, be complete and correct in all material respects and in the light of the purpose for which it was prepared, and, in the case of any Information required by the terms of any of the Loan Documents or the preparation of which was requested by any Bank, be complete and correct to the extent necessary to give such Bank true and accurate knowledge of the subject matter thereof, (ii) not contain any untrue statement of a material fact, and (iii) not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Agent or any Bank shall constitute a Representation and Warranty by RBMG made on the date the same are so furnished to the effect specified in clauses (i), (ii) and (iii).

           Section 3. Additional Covenants Relating to Disclosure. From the Syndicated Credit Agreement Effective Date and until the Repayment Date, RBMG shall and shall cause each Subsidiary to:

           (a) Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects), as may be required or necessary to permit
(i) the preparation of financial statements required to be delivered pursuant to
Section 1(a), (b) or (d) of this Annex E and (ii) the determination of the compliance of RBMG with the terms of the Loan Documents.

           (b) Fiscal Year. Maintain the same opening and closing dates for each fiscal year as for the fiscal year reflected in the Base Financial Statements or, if the opening and closing dates for the fiscal year reflected in the Base Financial Statements were determined pursuant to a formula, determine the opening and closing dates for each fiscal year pursuant to the same formula.

           (c) Visits, Inspections and Discussions. (i) Permit each Bank, from time to time, as often as may be reasonably requested, during normal business hours, to (A) visit any of its premises or property, (B) inspect, and verify the amount, character and condition of, any of its property, (C) review and make extracts from its books and records, including management letters prepared by its independent certified public accountants, and (D) discuss with it, its principal officers, independent certified public accountants, suppliers, customers, debtors and other creditors its business, assets, Liabilities, financial condition, results of operation and business prospects and (ii) in the case of Persons, premises, property, books and records, not within its immediate control, use all reasonable efforts to cause each such Person, to permit representatives

(whether or not officers or employees) of any of the Required Banks, from time to time, as often as may be reasonably requested, during normal business hours, to (A) visit premises or property of others on which any of its property or books and records (or books and records of others relating to it) are located,
(B) inspect and verify the amount, character and condition of, any of its property not within its immediate control, (C) review and make extracts from books and records of others relating to it, and (D) discuss with other Persons (including their principal officers) its business, assets, Liabilities, financial condition, results of operation and business prospects.

                                                           Schedule Annex E-1(c)



                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.

               CERTIFICATE AS TO FINANCIAL STATEMENTS AND DEFAULTS


           I, __________, [vice chairman, chief financial officer] of Resource Bancshares Mortgage Group, Inc., a Delaware corporation ("RBMG"), hereby certify that:

           1. (a) The accompanying [unaudited]1 consolidated and consolidating financial statements of RBMG and the Consolidated Subsidiaries as at __________ and for the [fiscal year][quarterly accounting period]2 ended __________, 19__, present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom described below that have been approved by Messrs. __________, RBMG's current independent certified public accountants), the consolidated and consolidating financial position of RBMG and the Consolidated Subsidiaries as at the end of such [fiscal year][quarterly period]2, and the consolidated and consolidating results of operations and cash flows for such [fiscal year] [quarterly period]2, and for the elapsed portion of the [fiscal year] [quarterly period]2 ended with the last day of [fiscal year][such quarterly period]2, in each case on the basis presented [and subject only to normal year-end auditing adjustments]1.

           (b) Except as disclosed or reflected in such financial statements, as at __________, neither RBMG nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or has a significant possibility of having a Materially Adverse Effect on RBMG.

           2. (a) The changes in and departures from Generally Accepted Accounting Principles are as follows:





All such changes have been approved in writing by Messrs. __________. Accordingly, the accompanying financial statements have been prepared in accordance with generally accepted accounting principles as in effect as of the date of the accompanying balance sheet and for the period covered by the accompanying statement of results of operations and cash flows.

           [[(b) Attached as Annex A are [unaudited]1 consolidated and consolidating financial statements of RBMG and the Consolidated Subsidiaries as at __________ and for the [fiscal year] [quarterly accounting period]2 ended __________, 19__, which have been prepared in accordance with Generally Accepted Accounting Principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such financial statements present fairly, in accordance with Generally Accepted Accounting Principles, the consolidated and consolidating financial position of RBMG and its Consolidated Subsidiaries as at the end of such [fiscal year][quarterly period]2, and the results of operations and cash flows for such [quarterly period] [fiscal year]2, and for the elapsed portion of the [fiscal year] [quarterly period]2 ended with the last day of such [fiscal year][quarterly period]2, in each case on the basis presented [and subject only to normal year-end auditing adjustments]1.]3]

           3. There follow the calculations required to establish whether or not RBMG was in compliance with the following Sections of Annex D:4

                      (a) Section 7.


                      (b) Section 9.


                      (c) Section 13.


                      (d) Section 14.


                      (e) Section 15.


                      (f) Section 16.


                      (g) Section 17.


                      (h) Section 18.


           4. Based on an examination sufficient to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4 of the Mortgage Warehousing Revolving Credit Agreement or Annex D, except the following:

                      [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, and the steps being taken by RBMG or a Subsidiary with respect thereto.]

Dated:                                       ________________________
                                             [Vice Chairman, Chief
                                             Financial Officer]




---------------

1. Include only in the case of a certificate to be delivered with respect to quarterly financial statements.

2. Include first alternative in the case of a certificate to be delivered with respect to year-end financial statements; include second alternative in the case of a certificate to be delivered with respect to quarterly financial statements.

3. Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from Generally Accepted Accounting Principles are specified in Paragraph 2(a) of this or any previous Certificate.

4. The calculations should be made in the same manner and with the same degree of detail as the calculations set forth in the certificate delivered by RBMG pursuant to Section 2.01(a)(viii).

                                                           Schedule Annex E-2(a)



                  SCHEDULE OF HISTORICAL FINANCIAL INFORMATION


                       Resource Bancshares Mortgage Group

Financial statements included in RBMG's Annual Report to Stockholders as of and for the year ended December 31, 1997 and RBMG's Form 10-Q for the quarter ended March 31, 1998.